Exhibit 10.19

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Execution Copy

RESEARCH COLLABORATION AND LICENSE AGREEMENT

BETWEEN

DICERNA PHARMACEUTICALS, INC.

AND

KYOWA HAKKO KIRIN CO., LTD.

December 21, 2009

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ARTICLE 6	GRANT OF LICENSE RIGHTS	30

6.1	License to KHK	30

6.2	Right to Sublicense	31

6.3	License to DICERNA	31

6.4	License Exclusivity	32

ARTICLE 7	FINANCIAL PROVISIONS	32

7.1	Upfront Payments	32

7.2	Option Exercise Fees	32

7.3	Lead Transfer Milestone	33

7.4	R&D Milestone Payments	33

7.5	Commercial Milestone Payments	34

7.6	Royalty Payments	34

7.7	Royalty Offsets	35

7.8	Accounting Reports; Payment of Royalty	37

7.9	Audit Rights	37

7.10	Payments	38

7.11	Income Tax Withholding	38

7.12	Foreign Currency Exchange	38

ARTICLE 8	CONFIDENTIALITY	39

8.1	Nondisclosure and Nonuse Obligations	39

8.2	Permitted Disclosure of Confidential Information	39

ARTICLE 9	DISCLAIMERS, REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS	40

9.1	KHK Representations and Warranties	40

9.2	DICERNA Representations and Warranties	42

9.3	Disclaimer	44

9.4	Responsibility and Control	44

9.5	KHK’s Right to Indemnification	44

9.6	DICERNA’s Right to Indemnification	45

9.7	Indemnification Procedures	45

9.8	Insurance	46

ARTICLE 10	INTELLECTUAL PROPERTY	46

10.1	Disclosures and Reports	46

10.2	DICERNA Program Technology	47

10.3	KHK Program Technology	47

10.4	Joint Technology and Joint Patent Rights	47

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10.5	Patent Filing and Prosecution	47

10.6	Infringement Claims Against Third Parties	50

10.7	Defense of Infringement Claims	51

ARTICLE 11	TERM AND TERMINATION	53

11.1	Term of Research Collaboration	53

11.2	Term of Agreement	53

11.3	Termination During the Research Collaboration Term	53

11.4	Termination for Breach	53

11.5	Termination Upon Insolvency	54

11.6	KHK Termination Without Penalty	54

11.7	DICERNA Termination	54

11.8	Effect of Termination Due to KHK Uncured Breach or KHK Termination Without Cause	54

11.9	Effect of Termination Due to DICERNA Uncured Breach	55

11.10	Surviving Provisions	56

11.11	Limitation of Liability	56

ARTICLE 12	PUBLICITY	56

12.1	Disclosure of Agreement	56

12.2	Use of Names, Logos or Symbols	57

12.3	Publication	57

ARTICLE 13	MISCELLANEOUS	58

13.1	Force Majeure	58

13.2	Assignment	58

13.3	Severability	58

13.4	Notices	58

13.5	Dispute Resolution	59

13.6	Choice of Law	60

13.7	Entire Agreement	60

13.8	Headings	61

13.9	Independent Contractors	61

13.10	Further Actions	61

13.11	Special Covenant: City of Hope	61

13.12	Waiver	61

13.13	Jointly Prepared	61

13.14	Purposes and Scope	61

13.15	Counterparts	62

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RESEARCH COLLABORATION AND LICENSE AGREEMENT

THIS RESEARCH COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of December 21, 2009 ( the “Effective Date”), by and between DICERNA PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware (“DICERNA”), and KYOWA HAKKO KIRIN CO. LTD., a corporation organized and existing under the laws of Japan (“KHK”).

RECITALS

A. DICERNA has proprietary intellectual property, technology, and know-how useful for the discovery, research, development and commercialization of RNA interference (“RNAi”) therapeutic molecules, including its proprietary Dicer Substrate Technology and Dicer Substrate siRNA and drug delivery systems.

B. KHK has proprietary intellectual property, technology, and know-how useful for the research, development and commercialization of therapeutic molecules, including its proprietary [***] (as hereinafter defined) drug delivery technology, and expertise for the conduct of pharmacological in vivo studies for various pharmaceutical products.

C. KHK and DICERNA wish to establish a collaborative relationship to identify, research, develop and optimize Dicer Substrate siRNA-based compounds for a specified number of agreed targets and to evaluate the most applicable drug delivery system for use with the initial target, KRAS (as hereinafter defined), in the field of human cancer treatment, for the intended purpose of proceeding to the development of compounds for the initial target and other agreed targets.

D. KHK and DICERNA wish to provide for the grant to KHK of an option, in the event the results of the research collaboration for the initial target, KRAS, meet agreed criteria, under which KHK may then decide whether to elect to proceed with the further development of KRAS, as well as research compounds, aimed at such initial target, KRAS and/or to elect to proceed with the development of other research compounds aimed at other agreed targets, in accordance with the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties agree as follows:

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ARTICLE 1

DEFINITIONS

Capitalized terms used in this Agreement, whether in the singular or plural, have the meanings set forth below, or as otherwise specifically defined in this Agreement.

1.1 “Acceptance” means, with respect to a Drug Approval Application filed for a Licensed Product, (a) in the United States, the receipt of written notice from the FDA in accordance with 21 CFR 314.101(a)(2) that such Drug Approval Application is officially “filed”; (b) in the European Union, receipt of written notice of acceptance by the EMEA of such Drug Approval Application for filing under the centralized European procedure in accordance with any feedback received from European Regulatory Authorities; provided, that, if the centralized filing procedure is not used, then Acceptance shall be determined upon the acceptance of such Drug Approval Application by the applicable Regulatory Authority in any European country; and (c) in Japan, receipt by KHK of written notice of acceptance of filing of such Drug Approval Application from the Japanese Ministry of Health, Labor and Welfare (“MHLW”).

1.2 “[***]” shall have the meaning set forth in Section 4.1(c)(ii).

1.3 “[***]” shall have the meaning set forth in Section 4.1(c)(ii).

1.4 “Additional Target” shall have the meaning set forth in Section 4.1(c)(i).

1.5 “Additional Target Notice” shall have the meaning set forth in Section 4.1(c)(i).

1.6 “Additional Target Option Period” shall have the meaning set forth in Section 4.1(c)(i).

1.7 “Adverse Event(s)” means any untoward medical occurrence in a patient or clinical investigation subject who is administered a medicinal product, which occurrence may have, but does not necessarily have to have, a causal relationship with the medicinal product, including any occurrence designated as an adverse event under 21 C.F.R. 312.32 and any other Applicable Laws.

1.8 “Affiliate” means any person, organization, corporation or other business entity that directly or indirectly controls, is controlled by, or is under common control with a Party hereto. For purposes of this definition, an entity will be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors or their equivalent of such other entity.

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1.9 “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of the Net Sales for such Calendar Year.

1.10 “Applicable Laws” means Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations or requirements of any Regulatory Authority, national securities exchange or securities listing organization, that are in effect from time to time during the Term and apply to a particular activity hereunder.

1.11 “[***]” shall have the meaning set forth in Section 7.2.5.

1.12 “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter the respective three month periods ending on March 31, June 30, September 30, or December 31 for so long as this Agreement is in effect.

1.13 “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive twelve month period commencing on January 1 and ending on December 31 for so long as this Agreement is in effect.

1.14 “Challenge” means any challenge to the validity or enforceability of any of the DICERNA Patent Rights or KHK Patent Rights, including without limitation by (a) filing a declaratory judgment action in which any of the DICERNA Patent Rights or KHK Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §301, filing a request for re-examination of any of the DICERNA Patent Rights or KHK Patent Rights pursuant to 35 U.S.C. §302 and/or §311, or provoking or becoming party to an interference with an application for any of the DICERNA Patent Rights or KHK Patent Rights pursuant to 35 U.S.C. §135; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceedings against any of the DICERNA Patent Rights or KHK Patent Rights in any country.

1.15 “CMO” means any contract manufacturing organization.

1.16 “Combination Product” means any pharmaceutical product which includes a Licensed Product and at least one therapeutically-active compound that is not a Licensed Product, including, for example, an antibody, a low molecular weight compound or other compound that is not a DsiRNA-Based Compound and is not conjugated to a DsiRNA-Based

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Compound. For purposes of clarity, two or more DsiRNA-Based Compounds used together as active ingredients in a Nanoparticle DDS for a Licensed Product for a single or multiple Target(s) shall not constitute a “Combination Product” for purposes of this Agreement.

1.17 “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement, [***].

1.18 “Confidential Information” means (a) with respect to DICERNA, all tangible embodiments of DICERNA Background DDS Technology, DICERNA Background Dicer Substrate Technology and DICERNA Program Technology (b) with respect to KHK, all tangible embodiments of KHK [***] DDS Technology and KHK Program Technology and (c) with respect to each Party, any and all inventions, Know-How, and data and shall include, without limitation, information relating to research and development plans, experiments, results and plans, compounds, therapeutic leads, candidates and products, clinical and preclinical data, trade secrets and manufacturing, marketing, financial, regulatory, personnel and other business information and plans, all scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing, orally or by any other means, and which is disclosed or provided by or on behalf of such Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement. Confidential Information will not include information that:

(a) is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as documented by written records;

(b) is properly in the public domain through no fault of the Receiving Party;

(c) is subsequently disclosed to the Receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(d) is developed by the Receiving Party independently of Confidential Information received from the Disclosing Party, as documented by written records.

For purposes of clarity, unless excluded from Confidential Information pursuant to (a) through (d) above, any scientific, technical or financial information of a Party that is disclosed at any meeting of the JSC or JRC or disclosed through an audit report shall constitute Confidential Information of the Disclosing Party. Notwithstanding anything herein to the contrary, the terms of this Agreement shall constitute Confidential Information of each Party.

1.19 “Control” or “Controlled” means, with respect to any Patent Rights or Know-How, that the Party owns or has a license to such Patent Rights or Know-How and has

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the ability to grant access, a license, or a sublicense to such Patent Rights or Know-How to the other Party as provided for in this Agreement without violating an agreement with, or infringing any rights of, a Third Party as of the time the Party would be first required under this Agreement to grant the other Party such access, license or sublicense.

1.20 “Co-Promote” or “Co-Promotion” means with respect to any Co-Promoted Product, the joint promotion and Detailing (as defined in Schedule 7) of such Co-Promoted Product in the Co-Promotion Territory using a coordinated sales force consisting of representatives of both Parties.

1.21 “Co-Promoted Product” means any Licensed Product for the Initial Target with respect to which DICERNA has exercised a Co-Promotion Option.

1.22 “Co-Promotion Option” shall have the meaning set forth in Section 5.9(b).

1.23 “Co-Promotion Option Exercise Payment” means, with respect to any Co-Promoted Product, [***]. [***]

1.24 “Co-Promotion Option Exercise Period” means, with respect to each Licensed Product for the Initial Target, the period commencing on [***] and continuing for a period of [***].

1.25 “Co-Promotion Territory” means the United States of America and its territories and possessions.

1.26 “Criteria” means the qualitative and/or quantitative required condition(s) to be used with respect to each DsiRNA-Based Compound for a given Program Target to advance the DsiRNA-Based Compound for such Program Target to the next stage of the Research Collaboration or development. For purposes of clarity, the Criteria shall be set forth in Schedules 3-A, 3-B and 3-C attached hereto, as amended by mutual agreement of the Parties.

1.27 “CRO” means any contract research organization.

1.28 “CTN” means the notification submitted to the Japanese Ministry of Health, Labor and Welfare prior to the initiation of a clinical trial in Japan.

1.29 “DDS” or “Drug Delivery System” means any excipient, conjugate or formulation designed to improve the pharmacokinetic, pharmacodynamic, biodistribution, and/or other pharmaceutical properties of any DsiRNA-Based Compound and achieve intracellular uptake.

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1.30 “DDS Technology” means any Technology that relates to, or constitutes, any DDS.

1.31 “Development and Commercialization Plan” shall have the meaning set forth in Section 5.3.

1.32 “Development Costs” means, with respect to a Licensed Product subject to a Co-Promotion Option, the External Development Costs and Internal Development Costs incurred by KHK (or for its account by an Affiliate or a Third Party) for the purpose of obtaining Registration in the Co-Promotion Territory after the Effective Date that are generally consistent with the respective development activities of KHK in the applicable Development and Commercialization Plan and are directly and solely attributable to the development of such Licensed Product.

1.33 “Development Criteria” means the qualitative and/or quantitative criteria described in Schedule 3-C with respect to the identification of a Licensed Product.

1.34 “DICERNA Background DDS Patent Rights” means any Patent Rights Controlled by DICERNA as of the Effective Date listed in the attached Schedule 2-A, and any Patent Rights Controlled or owned or controlled by DICERNA during the Term that contain one or more claims that cover DICERNA Background DDS Technology. For purposes of clarity, attached hereto as Schedule 2-A is a list represented by DICERNA to be a complete and accurate list of patents and patent applications Controlled by DICERNA as of the Effective Date that contain one or more claims that cover DICERNA DDS Background Technology. For purposes of this definition only, “controlled” means, with respect to any Patent Rights that DICERNA licenses from a Third Party, the ability of DICERNA to grant a sublicense to such Patent Rights without violating the license agreement with, and without the payment by DICERNA of any additional consideration to, the Third Party licensor.

1.35 “DICERNA Background DDS Technology” means any Know-How Controlled by DICERNA as of the Effective Date that relates to any DDS Technology, or owned or controlled by DICERNA during the Term that relates to Nanoparticle DDS. For purposes of clarity, DICERNA Background DDS Technology shall not include DICERNA Program Technology or DICERNA’s interest in Joint Technology. For purposes of this definition only, “controlled” means, with respect to any Know-How that DICERNA licenses from a Third Party, the ability of DICERNA to grant a sublicense to such Know-How without violating the license agreement with, and without the payment by DICERNA of any additional consideration to, the Third Party licensor.

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1.36 “DICERNA Background Dicer Substrate Patent Rights” means any Patent Rights Controlled by DICERNA during the Term, including without limitation the Patent Rights licensed by DICERNA from City of Hope under the DICERNA-COH License Agreement, whether filed before or after the Effective Date, other than the DICERNA KRAS Specific Patent Rights and DICERNA Background DDS Patent Rights, that contain one or more claims that cover DICERNA Background Dicer Substrate Technology. For purposes of clarity, attached hereto as Schedule 2-B is a list represented by DICERNA to be a complete and accurate list of patents and patent applications Controlled by DICERNA as of the Effective Date that relate to DICERNA Background Dicer Substrate Technology.

1.37 “DICERNA Background Dicer Substrate Technology” means any Know-How with respect to DICERNA’s Dicer Substrate platform technology that is Controlled by DICERNA during the Term. For purposes of clarity, DICERNA Background Dicer Substrate Technology shall not include DICERNA Background DDS Technology or DICERNA Program Technology.

1.38 “DICERNA Cost and Revenue Sharing Percentage” means, with respect to any Co-Promoted Products, fifty percent (50%).

1.39 “DICERNA-COH License Agreement” means that certain Exclusive License Agreement dated as of September 28, 2007 by and between DICERNA and City of Hope.

1.40 “DICERNA KRAS Specific Patent Rights” means any Patent Rights Controlled by DICERNA during the Term that contain one or more claims that are specific to KRAS. For purposes of clarity, attached hereto as Schedule 2-C is a complete and accurate list of all patents and patent applications that are specific to KRAS and that are Controlled by DICERNA as of the Effective Date.

1.41 “DICERNA Patent Rights” means, collectively, DICERNA Program Patent Rights, DICERNA Background Dicer Substrate Patent Rights, DICERNA KRAS Specific Patent Rights and, solely to the extent selected for a Research Compound or a Licensed Product pursuant to Section 6.1, DICERNA Background DDS Patent Rights.

1.42 “DICERNA Program Patent Rights” means any Patent Rights that contain one or more claims that are specific to DICERNA Program Technology.

1.43 “DICERNA Program Technology” means (a) any Program Technology that (i) is not KHK Program Technology and (ii) is conceived or first reduced to practice by employees of, or consultants to, DICERNA, alone or jointly with any Third Party, without the use in any material respect of any KHK [***] DDS Technology, KHK Patent Rights or Joint Technology;

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and (b) any Program Technology, regardless of whether conceived or first reduced to practice by employees of, or consultants to, DICERNA, KHK, or jointly by both Parties, that relates to, or constitutes, DICERNA Background Dicer Substrate Technology or DICERNA Background Dicer Substrate Patent Rights.

1.44 “DsiRNA” or “Dicer Substrate siRNA” means any synthetic nucleic acid that is encompassed within DICERNA Background Dicer Substrate Technology and typically includes, but is not limited to, a duplex of twenty-five (25) base pairs or longer in length and that is processed by the dicer enzyme and mediates gene silencing through the RNAi pathway.

1.45 “DsiRNA-Based Compound” means a compound that contains or consists of DsiRNA. For purposes of clarity, a DsiRNA-Based Compound shall include, but is not limited to, any DsiRNA Conjugate and any Nanoparticle DsiRNA Conjugate.

1.46 “DsiRNA Conjugate” means a Dicer Substrate that is a conjugate and that is for direct therapeutic administration (i.e., it is modified such that it has appropriate pharmaceutical properties without requiring formulation within a Nanoparticle DDS).

1.47 “Drug Approval Application” means, with respect to a Licensed Product in a particular country or region, an application for Registration of such Licensed Product in such country or region, including without limitation: (a) an NDA or sNDA; (b) a counterpart of an NDA or sNDA in any country or region in the Territory (including, without limitation, a CTN in Japan and an MAA in the European Union); and (c) all supplements and amendments to any of the foregoing.

1.48 “Effective Date” means the date first written above.

1.49 “EMEA” means the European Medicines Agency or any successor agency or authority thereto.

1.50 “European Union” or “EU” means the countries of the European Union, as the European Union is constituted as of the Effective Date and as it may be expanded from time to time.

1.51 “[***] Target” means the [***] Targets listed in Schedule 5-B attached hereto.

1.52 “[***] Target Criteria Satisfaction Payment” shall have the meaning set forth in Section 7.2.4.

1.53 “[***] Target Exercise Notice” shall have the meaning set forth in Section 4.1(b)(i).

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1.54 “[***] Target Payment” shall have the meaning set forth in Section 7.2.3.

1.55 “[***] Target Period” shall have the meaning set forth in Section 4.1(b)(i).

1.56 “[***] Option” shall have the meaning set forth in Section 4.1(b)(i).

1.57 “External Development Costs” means, with respect to a Licensed Product subject to a Co-Promotion Option, [***].

1.58 “FDA” means the United States Food and Drug Administration or any successor agency having the administrative authority to regulate the approval for marketing of new human pharmaceutical or biological therapeutic products in the United States.

1.59 “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.

1.60 “Field” means, collectively, the Primary Field and the Secondary Field.

1.61 “First Commercial Sale” means with respect to any Licensed Product in a country in the Territory, the first sale, transfer or disposition for value of such Licensed Product in such country to a Third Party by KHK, its Affiliates or its Sublicensees. For purposes of clarity, First Commercial Sale shall not include the transfer of reasonable quantities of any free samples of a Licensed Product or reasonable quantities of a Licensed Product solely for development purposes, such as for use in experimental studies or clinical trials.

1.62 “GAAP” means United States or Japan or other substantially equivalent generally accepted accounting principles, consistently applied.

1.63 “Generic” means, with respect to a Licensed Product in each country in the Territory, any DsiRNA-Based Compound that (a) is covered by a claim of any Patent Rights Controlled by either Party (including expired Patent Rights) specific to such Licensed Product in such country and is approved by the applicable Regulatory Authority in such country for sale in such country; or (b) contains the same active ingredient as such Licensed Product and is approved by the applicable Regulatory Authority in such country for sale in such country; or (c) is approved by the applicable Regulatory Authority in such country as being the same as the Licensed Product.

1.64 “IND” means an Investigational New Drug application, as defined in 21 C.F.R. 312, and the regulations promulgated thereunder or any successor application authorized by the FDA under the FDCA, as amended from time to time, and any foreign equivalents thereof.

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1.65 “Independent DDS Technology” means any DDS Technology Controlled by either Party as of the Effective Date or during the Term, other than Third Party DDS Technology, and with respect to DICERNA, other than DICERNA Background DDS Technology, and with respect to KHK, other than KHK [***] DDS Technology.

1.66 “Initial Target” means KRAS.

1.67 “[***]” shall have the meaning set forth in Section 7.2.2.

1.68 “[***]” shall have the meaning set forth in Section 4.1(a)(i).

1.69 “Initial Target Option Payment” shall have the meaning set forth in Section 7.2.1.

1.70 “Initial Target Option Right” shall have the meaning set forth in Section 4.1(a)(i).

1.71 “Internal Development Costs” means, with respect to a Licensed Product subject to a Co-Promotion Option, [***].

1.72 “In Vitro Criteria” means the quantitative criteria described in Schedule 3-B attached hereto required for the confirmation of a Target as a Program Target.

1.73 “In Vivo Criteria” means the qualitative and/or quantitative criteria described in Schedule 3-A attached hereto with respect to the selection of a Research Compound.

1.74 “Joint Patent Rights” means Patent Rights that contain one or more claims that cover Joint Technology.

1.75 “Joint Research Committee” or “JRC” means the committee composed of DICERNA and KHK representatives established pursuant to Section 2.4.

1.76 “Joint Steering Committee” or “JSC” means the committee composed of DICERNA and KHK representatives established pursuant to Section 2.3.

1.77 “Joint Technology” means any Program Technology, other than DICERNA Program Technology or KHK Program Technology, that is (a) jointly conceived or reduced to practice by employees of, or consultants to, KHK and employees of, or consultants to, DICERNA or (b) conceived or reduced to practice solely by employees of, or consultants to, a Party through the use in any material respect of any Technology or Patent Rights of the other Party. For purposes of clarity, Joint Technology includes, but is not limited to, data and information obtained under the Research Collaboration.

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1.78 “KHK Background Patent Rights” means any Patent Rights Controlled by KHK during the Term that contain one or more claims that cover KHK [***] DDS Technology. For purposes of clarity, (a) KHK Background Patent Rights shall not include KHK Program Patent Rights and (b) attached hereto as Schedule 4 is a complete and accurate list of all KHK Background Patent Rights Controlled by KHK as of the Effective Date.

1.79 “KHK Patent Rights” means, collectively, KHK Background Patent Rights and KHK Program Patent Rights.

1.80 “KHK Program Patent Rights” means any Patent Rights that contain one or more claims that are specific to KHK Program Technology.

1.81 “KHK Program Technology” means (a) any Program Technology that (i) is not DICERNA Program Technology and (ii) is conceived or first reduced to practice by employees of, or consultants to, KHK, alone or jointly with any Third Party, without the use in any material respect of any DICERNA Technology, DICERNA Patent Rights or Joint Technology; and (b) any Program Technology, regardless of whether conceived or first reduced to practice by employees of, or consultants to, DICERNA, KHK or jointly by both Parties, that relates to or constitutes the KHK [***] DDS Technology and/or KHK Background Patent Rights.

1.82 “KHK [***] DDS Technology” means the Nanoparticle DDS Know-How known as “[***]” Controlled by KHK.

1.83 “Know-How” means all tangible or intangible know-how, inventions (whether patentable or not), discoveries, processes, formulas, data, clinical and preclinical results, non-patented inventions, trade secrets, and any physical, chemical, or biological material or any replication of any such material in whole or in part.

1.84 “Knowledge” means, with respect to any representation or warranty of DICERNA or KHK, the actual knowledge of any executive officer (as defined for purposes of Section 14 of the Securities Exchange Act of 1934, as amended) of DICERNA or KHK, as the case may be.

1.85 “KRAS” means the KRAS Gene and its encoded protein including wild type, oncogenic mutant, and alternative spliced isoforms (K-rasA and K-rasB).

1.86 “KRAS Gene” means the gene identified as follows: [***].

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1.87 “Lead Transfer Milestone” shall have the meaning set forth in Section 7.3.

1.88 “Licensed Product” means any pharmaceutical product that KHK decides to develop that contains, incorporates or is comprised of one or more Research Compounds and that, in any case, targets one or more Program Targets. For purposes of clarity, the term Licensed Product shall include all Co-Promoted Products.

1.89 “Lipid” means a molecule having both a lipophilic group and a hydrophilic group.

1.90 “MAA” means an application submitted to the EMEA to obtain European Commission authorization for the marketing of a Licensed Product in the European Union, or any successor application or procedure required to sell a Licensed Product in the European Union.

1.91 “Major Market Country” means each of [***].

1.92 “[***]” shall have the meaning set forth in Section 4.1(c)(i).

1.93 “Nanoparticle DDS” means [***].

1.94 “Nanoparticle DsiRNA Conjugate” means a DsiRNA that is conjugated to another molecule to improve the pharmaceutical properties and/or performance of a Nanoparticle DDS.

1.95 “NDA” means a new drug application, as defined in the FDCA and the regulations promulgated thereunder or other applications filed with the FDA to obtain approval for marketing a Licensed Product in the United States, or any future equivalent process and any foreign equivalents thereof.

1.96 “Net Sales” means, with respect to a Licensed Product, [***].

1.97 “Party” means KHK or DICERNA. “Parties” means KHK and DICERNA.

1.98 “Patent Rights” means the rights and interests in and to: (a) any patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patents and patent applications based on, corresponding to, or claiming the priority date(s) of any of the foregoing; (d) any reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecutions, continuations-in-part, or divisions of or to any of the foregoing; and (e) any term extension or other governmental action which provide exclusive rights beyond the original patent expiration date.

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.99 “Phase II Clinical Trial” means one or more clinical trials conducted in patients with a particular disease or condition, which clinical trial(s) are designed to establish the safety, appropriate dosage and pharmacological activity of an investigational drug given its intended use, and to initially explore its efficacy for such disease or condition.

1.100 “Phase III Clinical Trial” means one or more clinical trials on sufficient numbers of patients, which clinical trial(s) are designed to (a) establish that a drug is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the drug in the dosage range to be prescribed; and (c) support Registration of such drug.

1.101 “Primary Field” means human pharmaceutical use for the treatment of cancer.

1.102 “Program Target” means each Target selected for inclusion in the Research Collaboration. For purposes of clarity, the term Program Target shall mean (a) the Initial Target; (b) any [***] Target with respect to which KHK exercises its [***] Option; (c) [***]; and (e) [***].

1.103 “Program Technology” means any Know-How (including any new and useful process, method of manufacture or composition of matter) or Proprietary Material that is conceived and first reduced to practice (actually or constructively), whether or not patentable, by employees of, or consultants to, either Party or jointly by both Parties, in the conduct of the Research Collaboration or in connection with the development or commercialization of Research Compounds and/or Licensed Products.

1.104 “Proprietary Materials” means tangible chemical, biological or physical materials (a) that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, whether or not specifically designated as proprietary by the transferring Party or (b) that are otherwise conceived or reduced to practice in the conduct of the Research Collaboration.

1.105 “Royalty Term” shall have the meaning set forth in Section 7.6.

1.106 “Registration” means, with respect to a Licensed Product, (a) in the United States, approval by the FDA of an NDA, or similar application for marketing approval, and satisfaction of any related applicable FDA registration and notification requirements (if any), and (b) in any country or region other than the United States, approval by any Regulatory

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Authority having jurisdiction over such country or region of a single application or set of applications comparable to an NDA and satisfaction of any related applicable regulatory and notification requirements, if any, together with any other approval necessary to make and sell pharmaceuticals commercially in such country or region. For purposes of clarity, “Registration” in the United States means approval of an NDA permitting marketing of the applicable Licensed Product in interstate commerce in the United States, “Registration” in the European Union means marketing authorization for the applicable Licensed Product pursuant to Council Directive 2001/83/EC, as amended, or Council Regulation 2309/93/EEC, as amended and “Registration” in Japan means final approval of an application submitted to the Ministry of Health, Labor and Welfare (“MHW”) and the publication of a New Drug Approval Information Package permitting marketing of the applicable Licensed Product in Japan, as any of the foregoing may be amended from time to time.

1.107 “Regulatory Authority” means the FDA, or any counterpart of the FDA outside the United States, or any other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Licensed Product.

1.108 “Research Collaboration” means the program of research and development of Research Compounds initially for the Initial Target, and if elected by KHK, also for the [***] Targets and [***] Targets [***] as set forth in this Agreement and the Research Collaboration Plan.

1.109 “Research Collaboration Plan” means each written plan (a) describing the research activities to be carried out by the Parties during the Research Collaboration Term in conducting the Research Collaboration pursuant to this Agreement, and (b) setting forth all Criteria applicable to each Research Compound that is part of such Research Collaboration.

1.110 “Research Collaboration Term” shall have the meaning set forth in Section 3.3.

1.111 “Research Compound” means any DsiRNA-Based Compound that is directed against a Program Target and that is selected for optimization by KHK as an RNA interference therapeutic molecule as part of the Research Collaboration; provided, that, no DsiRNA-Based Compound shall, after becoming a Waived Compound, be designated or nominated as a Research Compound.

1.112 “Secondary Field” means human pharmaceutical use for the treatment of [***].

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.113 “Serious Adverse Event” means any untoward medical occurrences that, at any dose, results in death, is life-threatening, requires inpatient hospitalization or prolongation of existing hospitalization, results in persistent or significant disability/incapacity, or is a congenital anomaly or birth defect.

1.114 “Sublicensee” means any Third Party or Affiliate to whom KHK grants a sublicense of some or all of the rights granted to KHK under this Agreement pursuant to Section 6.2 hereof.

1.115 “[***]” shall have the meaning set forth in Section 4.1(b)(ii).

1.116 “[***]” shall have the meaning set forth in section 4.1(b)(ii).

1.117 “Target” means a specific gene and its encoded protein.

1.118 “Territory” means worldwide.

1.119 “Third Party” means any Party, other than KHK or DICERNA and their respective Affiliates.

1.120 “Third Party DDS Technology” means any DDS Technology that is owned or controlled by one or more Third Parties [***].

1.121 “Unanimous Decision” means any of the following matters requiring the unanimous approval of both KHK and DICERNA: [***].

1.122 “Valid Claim” means any claim in a pending patent application or an issued and unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction following exhaustion of all possible appeal processes and which has not been admitted to be invalid or unenforceable through reissue, reexamination or disclaimer, or otherwise.

1.123 “Waived Compound” means any compound which was once a Research Compound and which is directed against a particular Waived Target. For purposes of clarity, a Research Compound that is directed against a particular Waived Target and is also directed against any Program Target shall remain a Research Compound until such time as that Program Target becomes a Waived Target.

1.124 “Waived Target” means any Target that becomes a Waived Target pursuant to Sections 4.1 (a)(ii), 4.1(b)(ii) or 4.1(c)(ii).

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ARTICLE 2

COLLABORATION OVERVIEW AND GOVERNANCE

2.1 The Research Collaboration. DICERNA and KHK agree to undertake the Research Collaboration during the Research Collaboration Term under the terms and conditions set forth in this Agreement.

2.2 Research Collaboration Goals. The goal of the Parties with respect to the Research Collaboration shall be [***]. The Parties hereby agree that [***].

2.3 Governance – Joint Steering Committee.

2.3.1 Establishment. The JSC shall be a forum for the Parties to hold discussions and exchange views regarding the strategic direction and overall management of the Research Collaboration. The JSC shall consist of [***]. The JSC may name additional members to the JSC from time to time so long as [***]. Each Party will designate a member who will be the primary contact on the JSC for that Party. Not later than thirty (30) days from the Effective Date (a) DICERNA and KHK shall establish the JSC and (b) each Party shall provide the other with a list of its initial members of the JSC. Not later than sixty (60) days after the Effective Date, the JSC shall hold an initial organizational meeting. Either Party can change its members on the JSC by written notice to the other Party.

2.3.2 Joint Steering Committee Meetings. The JSC shall establish a schedule of times for regular meetings; provided, that, during the Research Collaboration Term the JSC shall meet at least once every [***]. In addition, the JSC may meet on an ad hoc basis on not less than [***] notice (if the meeting is to be conducted in person) or [***] notice (if the meeting is conducted by teleconference). The Parties shall mutually agree upon the times and places for such meetings, alternating between Watertown, Massachusetts and Tokyo, Japan, or such other location as members of the JSC shall agree. Each Party shall bear its own costs associated with holding and attending such meetings. If mutually agreed by the Parties, such meetings may be held by videoconference or teleconference. An agenda shall be agreed upon by the JSC members and be distributed to the Parties by the hosting Party no less than [***] before any meeting. If a representative of a Party on the JSC is unable to attend a meeting of the JSC, such Party may designate an alternate to attend such meeting and vote on behalf of such missing representative. In addition, each Party may, at its discretion and upon written notice to the other Party, invite nonvoting employees, consultants or advisors (which consultants and advisors shall be under an obligation of confidentiality no less stringent than those terms set forth herein) to attend any meeting of the JSC. Minutes shall be kept of all JSC meetings by the hosting Party and sent to all members of the JSC for review and approval

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

within [***] after each meeting. Minutes shall be deemed approved unless any member of the JSC objects to the accuracy of such minutes by providing written notice to the hosting Party within [***] of receipt of the minutes; provided, that, in the event of any such objection by a Party that the Parties are unable to resolve, such minutes shall simply reflect such unresolved differences of opinion.

2.3.3 Joint Steering Committee Responsibilities. The JSC shall, during the Research Collaboration Term, have the following responsibilities:

(a) discussing whether or not to [***] and discussing the allocation between the Parties of the responsibility for paying any consideration to [***] in connection with such [***], taking into consideration the respective rights of each Party in such [***] DDS Technology;

(b) periodically reviewing the progress and results of the Research Collaboration to ensure that the Parties are meeting their commitments for both human and financial support and are each fulfilling all of their respective diligence and other contractual obligations under this Agreement;

(c) attempting to resolve any disagreements between the Parties with respect to the research conducted under the Research Collaboration, including any disagreements referred to it by the JRC and any other committee formed by the JSC;

(d) reviewing and monitoring all results of the work performed under the Research Collaboration, including the scientific efforts of both Parties;

(e) reviewing and discussing the Research Collaboration Plans; and

(f) discussing such other matters as may be delegated to the JSC pursuant to this Agreement or by mutual written agreement of the Parties during the Research Collaboration Term.

2.3.4 Joint Steering Committee Decisions. At each JSC meeting, (a) the presence in person of at least [***] shall constitute a quorum and (b) the members of a Party shall have one (1) collective vote on all matters before the JSC at such meeting. All decisions of the JSC shall be made by unanimous vote. Whenever any action by the JSC is called for hereunder during a time period in which the JSC is not scheduled to meet, any member may cause the JSC to take the action in the requested time period by calling a special meeting or by circulating a written consent. If the JSC is unable to reach a unanimous vote on any matter, including any matters referred to it for resolution by the JRC (each a “Disputed Matter”), KHK

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

shall have the right to make the final decision on such Disputed Matter in its sole discretion, provided, that, if the Disputed Matter constitutes a Unanimous Decision, the Disputed Matter shall be resolved in accordance with Section 13.5.

2.3.5 Expiration of Research Collaboration Term. At the expiration of the Research Collaboration Term, the JSC shall be disbanded and the Parties shall communicate directly with each other with respect to the activities contemplated by this Agreement in such manner as is reasonable and practical, including by having periodic telephonic and face-to-face meetings as necessary.

2.4 Governance – Joint Research Committee.

2.4.1 Establishment. The day to day, working level communications, planning and handling of practical adjustments of the Research Collaboration shall be performed by the JRC, comprised of equal representation from KHK and DICERNA. The JRC shall consist of [***]. The JRC may name additional members to the JRC from time to time so long as [***]. Each Party will designate a member who will be the primary contact on the JRC for that Party. Not later than thirty (30) days from the Effective Date (a) DICERNA and KHK shall establish the JRC and (b) each Party shall provide the other with a list of its initial members of the JRC. Not later than sixty (60) days after the Effective Date, the JRC shall hold an organizational meeting to establish the operational requirements for the JRC. Either Party can change its members on the JRC by written notice to the other Party.

2.4.2 Joint Research Committee Meetings. The JRC shall establish a schedule of times for regular meetings, taking into account, without limitation, the planning needs of the Research Collaboration and the responsibilities of the JRC; provided, that, during the Research Collaboration Term, the JRC shall meet at least every [***]. In addition, the JRC may meet on an ad hoc basis on not less than [***] notice (if the meeting is to be conducted in person) or [***] notice (if the meeting is conducted by teleconference). The Parties shall mutually agree upon the times and places for such meetings, alternating between Watertown, Massachusetts and Tokyo, Japan, or such other location as members of the JRC shall agree. Each Party shall bear its own costs associated with holding and attending such meetings. If mutually agreed by the Parties, such meetings may be held by videoconference or teleconference. An agenda shall be agreed upon by the JRC members and be distributed to the Parties by the hosting Party no less than [***] before any meeting. If a representative of a Party on the JRC is unable to attend a meeting of the JRC, such Party may designate an alternate to attend such meeting and vote on behalf of such missing representative. In addition, each Party may, at its discretion and upon written notice to the other Party, invite nonvoting employees, consultants or advisors (which consultants and advisors shall be under an obligation of

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

confidentiality no less stringent than those terms set forth herein) to attend any meeting of the JRC. Minutes shall be kept of all JRC meetings by the hosting Party and sent to all members of the JRC for review and approval within [***] after each meeting. Minutes shall be deemed approved unless any member of the JRC objects to the accuracy of such minutes by providing written notice to the hosting Party within [***] of receipt of the minutes; provided, that, in the event of any such objection by a Party that the Parties are unable to resolve, such minutes shall simply reflect such unresolved differences of opinion.

2.4.3 Joint Research Committee Responsibilities. The JRC shall have the following responsibilities:

(a) monitoring the progress of the Research Collaboration and of the conduct by the Parties of all research activities thereunder;

(b) providing a forum for consensual discussion with respect to the Research Collaboration and of the conduct by the Parties of all research activities thereunder with the goal of having one or more Research Compounds achieve the applicable Criteria;

(c) reviewing data, reports or other information submitted by the Parties with respect to work conducted in the Research Collaboration; and

(d) discussing such other matters as appropriate with respect to the Research Collaboration during the Research Collaboration Term.

2.4.4 Joint Research Committee Decisions. At each JRC meeting, (a) the presence in person of at least [***] shall constitute a quorum and (b) the representatives of a Party shall have one (1) collective vote on all matters before the JRC at such meeting. All decisions of the JRC, shall be made by unanimous vote. If the JRC is unable to reach a unanimous vote on any matter, the matter shall be referred to the JSC for resolution pursuant to Section 2.3.4.

2.5 Expiration of Research Collaboration Term. At the expiration of the Research Collaboration Term, the JRC shall be disbanded and the Parties shall communicate directly with each other with respect to the activities contemplated by this Agreement in such manner as is reasonable and practical, including by having periodic telephonic and face-to-face meetings as necessary.

2.6 Alliance Managers. Each Party shall have the right, but not the obligation, to appoint a person who shall oversee interactions between the Parties for all matters related to the Research Collaboration and/or the development and commercialization of Research

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Compounds and Licensed Products (each, an “Alliance Manager”). The Alliance Managers shall have the right to attend all meetings of the JSC and JRC as non-voting participants and may bring to the attention of the Parties any matters or issues either of them reasonably believes should be discussed and shall have such other responsibilities as the Parties may mutually agree in writing. Each Party may replace its Alliance Manager at any time or may designate different Alliance Managers by notice in writing to the other Party.

2.7 Appointment Not an Obligation. The appointment of any members of a committee and any Alliance Manager is a right of each Party and not an obligation and shall not be a “deliverable” as defined in EITF Issue No. 00-21. Each Party shall be free to determine not to appoint members of any committee and not to appoint an Alliance Manager. If a Party does not appoint members of a committee and/or an Alliance Manager, it shall not be a breach of this Agreement, nor shall any consideration be required to be returned.

ARTICLE 3

THE RESEARCH COLLABORATION

3.1 Overview of Research Collaboration. DICERNA and KHK shall use Commercially Reasonable Efforts to conduct the Research Collaboration, focused on the goals set forth in Section 2.2, in accordance with the Research Collaboration Plan or as otherwise agreed by the Parties.

3.2 [***] DDS Technology. The Parties shall discuss whether or not to [***]. For purposes of clarity, the respective rights of each Party in [***]. If the Parties are unable to agree whether or not to [***].

3.3 Research Collaboration Term.

3.3.1 Research Collaboration Term. The Research Collaboration for the Initial Target shall commence on the Effective Date and continue, unless earlier terminated by the Parties, until [***] from the Effective Date unless extended by KHK and reasonably agreed by DICERNA (the “Research Collaboration Term”); provided, that, if any [***] Target or [***] Target that is a Program Target is part of ongoing activities being conducted in the Research Collaboration as set forth in the applicable Research Collaboration Plan which are not completed on or before the expiration of such [***] period, the Research Collaboration Term with respect to such [***] Target or [***] Target shall be extended, unless earlier terminated by the Parties, for a period to be reasonably agreed by the Parties not to exceed [***] from the date of the applicable [***] Target Exercise Notice or the date of exercise of such [***] Right, as the case may be, but no later than the completion of the applicable research activities or achievement of the applicable Lead Transfer Milestone.

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.3.2 Extended Research Term. The Research Collaboration for any [***] Targets and any [***] Targets that are Program Targets shall commence on the date of payment by KHK of the applicable [***] set forth in Section 7.2.5 and, with respect to any [***] Target that replaces the Initial Target pursuant to Section 4.1(a)(ii), as the date of such replacement and in each such case continue, unless earlier terminated by the Parties, for a period of [***], unless otherwise reasonably agreed by the Parties, but no later than the completion of such research activities or achievement of the applicable Lead Transfer Milestone.

3.4 Research Collaboration Plans. The Research Collaboration Plan for the Initial Target has been prepared by the Parties and attached hereto as Exhibit A. An update of such Research Collaboration Plan, and Research Collaboration Plans for each other Program Target, shall be prepared by, or at the direction of, the Parties and submitted to the JSC for its approval.

3.5 Funding; Costs of Manufacture.

3.5.1 Funding. During the Research Collaboration Term, KHK will provide research funding to DICERNA for the discovery, characterization and testing of Research Compounds based on the Research Collaboration Plan prepared for the Initial Target. In consideration of the conduct by DICERNA of such research activities, KHK shall pay to DICERNA [***]; provided, that, in the event KHK terminates the Research Collaboration for the Initial Target, (i) KHK shall have no obligation to provide the research funding beyond such date of termination and (ii) DICERNA shall continue to have the obligation to provide research for the discovery, characterization and testing of Research Compounds for any Program Targets other than the Initial Target in accordance with the applicable Research Collaboration Plan with no additional funding from KHK, but except as otherwise agreed by the Parties, shall have no obligation beyond such activities and Program Targets. Notwithstanding the foregoing, if KHK replaces the Initial Target with an [***] Target as provided in Section 4.1(b)(ii), KHK shall continue to pay DICERNA the research funding in accordance with this Section 3.5.1 with respect to such replacement Target but each payment of (a) (b) (c) shall not be paid more than one time in any event.

3.5.2 Manufacturing Costs.

(a) DICERNA, at its sole cost, shall manufacture or obtain DsiRNA-Based Compound for the conduct of the Research Collaboration for the Initial Target

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

in the quantities described in the Research Collaboration Plan attached as Exhibit A; provided, that, such quantities shall not exceed the quantity of such DsiRNA-Based Compound specified in Exhibit A. To the extent DICERNA’s cost to manufacture or obtain such materials exceeds $[***] USD ([***] dollars), DICERNA shall provide KHK with written notice, together with records which show such cost to manufacture or to obtain the materials from a CMO (in such case an invoice from the CMO), and KHK shall pay DICERNA a transfer price for such materials manufactured or obtained by DICERNA on and after such date equal to [***].

(b) DICERNA shall manufacture or obtain all DsiRNA-Based Compound for the conduct of the Research Collaboration for each Program Target (including, in the event Initial Target is replaced with an [***] Target, such [***] Target) other than Initial Target in the quantities mutually agreed by the Parties which shall be described in the Research Collaboration Plan for such Program Target. To the extent DICERNA’s cost to manufacture or obtain such materials exceeds $[***] USD ([***] dollars), DICERNA shall provide KHK with written notice, together with records which show such cost to manufacture or to obtain the materials from a CMO (in such case an invoice from the CMO), and KHK shall pay DICERNA a transfer price for such materials manufactured or obtained by DICERNA on and after such date equal to [***].

3.6 Conduct of Research Collaboration.

3.6.1 Responsibilities of the Parties. During the Research Collaboration Term, each Party shall use Commercially Reasonable Efforts to conduct the research activities for which it is responsible in accordance with the applicable Research Collaboration Plan. Without limiting the foregoing, (i) DICERNA shall be solely responsible for the identification, preparation and characterization of Research Compounds meeting the In Vitro Criteria and In Vivo Criteria and (ii) the Parties shall both be responsible for optimizing Research Compounds until the selection of an appropriate DDS Technology is determined and the appropriate DDS Technology performance for each Program Target is confirmed.

3.6.2 Research Collaboration Staffing. KHK and DICERNA employees involved in the Research Collaboration will conduct the research activities in a manner as required to maintain progress on the objectives of the Research Collaboration as set forth herein and in the Research Collaboration Plan. To achieve these objectives, KHK and DICERNA will assign qualified employees to conduct such research activities. Each Party shall bear the travel, lodging and meal expenses of any of its employees who visit the other Party’s facilities in connection with the Research Collaboration and shall not be reimbursed by the other Party for any such expenses.

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.6.3 Subcontracting. Either Party may subcontract to a Third Party any portion of the activities assigned to it under the Research Collaboration Plan; provided, that, (a) KHK or DICERNA, as applicable, obtains a written agreement with such Third Party containing appropriate confidentiality and non-use provisions and written assignments to KHK or DICERNA, as applicable, of all Patent Rights and Know-How that such subcontractors may develop by reason of work performed under such contract and (b) any Third Party subcontractor is required to perform its services in accordance with any applicable generally accepted professional standards, including regulatory standards, as well as standards designated by the JRC or JSC (if any) and any Applicable Laws.

3.6.4 Staff Availability. Each Party shall require its employees and permitted subcontractors engaged in the Research Collaboration to be reasonably available upon reasonable notice during normal business hours at their respective places of employment to consult with the other Party on issues arising during Research Collaboration and in connection with any request from any regulatory agency, including those relating to regulatory, scientific, and technical issues.

3.6.5 Facility Visits. Representatives of KHK and DICERNA may, upon reasonable advance notice and during normal business hours, visit the facilities where the Research Collaboration work is being conducted.

3.6.6 Exchange of Information. Subject to the terms of this Agreement and any confidentiality obligations to Third Parties, each Party will promptly make available and disclose to the other Party such information regarding Research Compounds, Program Targets, DDS Technology and other information generated in carrying out the Research Collaboration as set forth in the Research Collaboration Plan. All Program Technology conceived or reduced to practice in the course of the Research Collaboration by a Party will be promptly disclosed to the other Party. At a Party’s request, the other Party will provide written reports of any studies performed by such other Party as part of the Research Collaboration required to support regulatory submissions relating to Licensed Products to be made by such requesting Party or its sublicensees without any compensation and will allow such requesting Party and its sublicensees to use the data included in such reports to support such submissions. The Parties shall use reasonable efforts to communicate often by telephone, electronic mail or other mechanisms to keep each Party fully advised of the activities being carried out by a Party under the Research Collaboration.

3.6.7 Reports. Without limiting the generality of the foregoing, each Party shall, at least once each [***] during the Research Collaboration Term, provide reports to the JRC in reasonable detail regarding the status of its activities under the Research Collaboration and such additional information that it has in its possession as may be reasonably requested from time to time by the JRC.

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.6.8 Records. KHK and DICERNA will each maintain records in sufficient detail and in good scientific and business manner appropriate for purposes such as patent and regulatory matters, which records will be complete and accurate and will fully and properly reflect all work done and results achieved in the performance of the Research Collaboration, including prompt signing and corroboration of laboratory notebooks and conception documents.

3.6.9 Compliance. All research activities conducted in connection with the Research Collaboration shall be carried out in compliance with any Applicable Laws governing the conduct of research at the site where such activities are being conducted. Without limiting the foregoing, all animals involved in the Research Collaboration shall be provided humane care and treatment in accordance with generally acceptable current veterinary practices.

3.7 [***] Technology Transfer. To the extent necessary for the conduct of the Research Collaboration by DICERNA, KHK shall, at its sole cost and expense, provide such disclosure to DICERNA of the KHK [***] DDS Technology and such technical advice or assistance related thereto as KHK reasonably determines to be reasonably necessary.

3.8 Independent DDS Technology.

3.8.1 KHK Rights. In the event that KHK conducts research during the Term involving the application of any Independent DDS Technology Controlled by it to any DsiRNA-Based Compound for any Program Target outside the Research Collaboration, it may select, at its sole discretion, such DsiRNA-Based Compound (combined with such Independent DDS Technology) as a Research Compound by providing written notice to DICERNA.

3.8.2 DICERNA Rights. In the event that DICERNA conducts research during the Term involving the use of any Independent DDS Technology Controlled by it to any DsiRNA-Based Compound for any Target, DICERNA may, at its sole discretion and at any time during the Research Collaboration Term, include any such Independent DDS Technology as DICERNA Background DDS Technology at no additional consideration payable by KHK. Provided, however, in the event DICERNA conducts the research for any Program Target, whether or not DICERNA intends to include such Independent DDS Technology into the DICERNA Background DDS Technology, DICERNA shall report to KHK the progress and result of such research from time to time and shall not disclose to any Third Party any information or data generated from such research without a prior written consent of KHK.

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.9 Research Collaboration Exclusivity. During the Research Collaboration Term, neither DICERNA nor KHK will develop or commercialize any siRNA compound for any Program Target for use in the Secondary Field in the Territory, whether internally developed by such Party or in-licensed from, or out-licensed to, any Third Party, outside of this Agreement.

ARTICLE 4

SELECTION OF PROGRAM TARGETS; OPTION RIGHTS

4.1 Selection of Program Targets.

(a) Initial Target.

(i) The Parties hereby acknowledge and agree that the Initial Target has been designated by the Parties as a Program Target as of the Effective Date for the Primary Field and is listed as such on the Program Target List attached hereto as Schedule 5-A. KHK shall have the right, at its sole discretion and at any time during the Research Collaboration Term, based on the Development Criteria and the results of the Research Collaboration, to determine to proceed with further research and development of Research Compounds with respect to the Initial Target by providing written notice to DICERNA and paying the Initial Target Option Payment (the “Initial Target Option Right”). [***]

(ii) If at any time after the date of payment of the Upfront Payments and continuing for the remainder of the Research Collaboration Term for the Initial Target, KHK determines, after consultation with its internal patent counsel, that the DICERNA Background Patent Rights that cover the Initial Target are reasonably likely to fail to provide KHK with the freedom to operate necessary for KHK to develop and commercialize DsRNAi-Based Compounds against such Initial Target, KHK shall provide DICERNA with a written notice of such decision, and KHK shall have the one-time right to replace that Initial Target with one (1) [***] Target listed on the [***] Target List, at its sole discretion. Upon written notice by KHK to DICERNA of KHK’s decision to make such replacement, (A) KRAS shall be deemed to be a Waived Target, and (B) the replacement [***] Target shall be deemed to be the Initial Target for purposes of this Agreement. For purposes of clarity, any Initial Target Option Payment or [***] previously paid by KHK for the Initial Target that is replaced by an [***] Target under this Section 4.1(a)(ii) shall not be payable for such replaced Target; provided, that, all unpaid future milestones shall remain due and payable for such replaced Target.

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b) [***] Targets.

(i) Exercise of Rights to [***] Targets. The Parties hereby acknowledge and agree that [***] Targets, as listed on the [***] Target List attached hereto as Schedule 5-B, have been so designated by the Parties as of the Effective Date (each, an “[***] Target”). During the period commencing on the Effective Date and continuing for a period of [***] (the “[***] Target Period”), KHK shall have the [***] (the “[***] Option”) to designate any [***] Target as a Program Target by providing written notice to DICERNA, which notice shall identify the [***] Target (the “[***] Target Exercise Notice”). Upon receipt by DICERNA of an [***] Target Exercise Notice and payment of the applicable fees, the Parties shall promptly amend Schedule 5-A to include such [***] Target as a Program Target and such [***] Target shall be a Program Target for purposes of this Agreement. [***]

(ii) [***]. [***]

(c) Additional Targets.

(i) Additional Target Option Period. During the period commencing on the Effective Date and continuing for a period of [***] (the “Additional Target Option Period”), KHK shall have the right to request that up to [***] additional Targets (the “Additional Targets”) be included in the Research Collaboration as [***] Targets by providing written notice to DICERNA, which notice shall identify each such Additional Target (each, an “Additional Target Notice”). [***]

(ii) [***]. [***]

(iii) Limitation on Number of [***] Targets. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall KHK have, at any one time, more than [***] Targets on the [***] Target List.

4.2 Designation of Research Compounds. KHK shall have the sole right, in its sole discretion, by providing written notice to DICERNA at any time on or before the expiration of the Research Collaboration Term, to (a) designate any DsiRNA-Based Compound as a Research Compound, and (b) determine in its sole discretion not to continue the development and commercialization of any Research Compound against a Program Target.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.3 Supply of Proprietary Materials. From time to time during the Research Collaboration Term, either Party (the “Transferring Party”) may supply the other Party (the “Recipient Party”) with Proprietary Materials of the Transferring Party for use in the Research Collaboration. In connection therewith, each Recipient Party hereby agrees that (a) it shall not use such Proprietary Materials for any purpose other than exercising its rights or performing its obligations under this Agreement; (b) it shall use such Proprietary Materials only in compliance with all Applicable Laws; (c) it shall not transfer any such Proprietary Materials to any Third Party without the prior written consent of the Transferring Party, except as expressly permitted by this Agreement; (d) the Recipient Party shall not acquire any right, title or interest in or to such Proprietary Materials as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of the Research Collaboration Term, the Recipient Party shall, if and as instructed by the Transferring Party, either destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder.

ARTICLE 5

DEVELOPMENT, COMMERCIALIZATION,

MANUFACTURING AND SUPPLY

5.1 KHK Development Responsibility. Except for the conduct by DICERNA of Co-Promotion Activities with respect to Co-Promoted Products pursuant to a Co-Promotion Agreement, on and after the date of exercise by KHK of the Initial Target Option Right, or the payment of any Lead Transfer Milestone for any [***] Target(s) or [***] Target(s), as the case may be, KHK shall be solely responsible for (a) the conduct of all development, clinical development, manufacturing, regulatory and commercial activities related to Research Compounds and Licensed Products in the Field and in the Territory and (b) for the conduct of all regulatory activities for the Licensed Products in the Territory, including making all regulatory filings applicable thereto and will own all Registrations applicable thereto in the Territory.

5.2 Registrations. KHK (either directly or through any Affiliate or Sublicensee) shall have the right to apply for and shall own all Registrations for Licensed Products in any country of the Territory that it chooses. KHK agrees to use Commercially Reasonable Efforts to obtain (either directly or through an Affiliate or Sublicensee) Registrations in each Major Market Country. If KHK does not seek Registration in any country that is not a Major Market Country and DICERNA believes that such country has a sufficient potential market for the Licensed Product to be worthy of Registration, DICERNA shall provide KHK with written notice and KHK shall be required to explain to DICERNA the reasons behind KHK’s decision not to seek Registration in such country.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.3 Development and Commercialization Plans. KHK shall prepare, and submit to DICERNA for its review, a development and commercialization plan for each Licensed Product to be developed and/or commercialized by KHK under this Agreement (each, a “Development and Commercialization Plan”) within [***] after the designation by KHK of such Licensed Product and, in any event, prior to the initiation of development activities with respect to such Licensed Product. Thereafter, for each [***] during the Term, KHK shall provide DICERNA with updates with respect to all significant development decisions made and actions taken by KHK with respect to such Development and Commercialization Plan.

5.4 Manufacturing. KHK shall have the sole right and responsibility, at its sole cost and expense, for all aspects of the manufacture and supply of the Licensed Products in the Territory; provided, that, (a) KHK shall keep DICERNA informed as to its manufacturing strategies and the progress made with respect thereto, and (b) if requested in writing by KHK, DICERNA shall reasonably collaborate with KHK or its designated party, at KHK’s sole cost and expense, to the extent that technology transfer is required to manufacture the Licensed Products. KHK shall have the right to use CMOs and/or analytical laboratories, at its sole discretion, to fulfill its responsibilities for the manufacture and supply of the Licensed Products in the Territory.

5.5 Development and Commercialization Diligence. KHK shall exercise Commercially Reasonable Efforts to develop each Licensed Product in the Field in the Territory, using the level of resources and effort which (a) are necessary to meet the timetable set forth in the Development and Commercialization Plan applicable to such Licensed Product and (b) are at a level that is consistent with those which it would apply to a product of comparable potential resulting from its own programs. KHK will keep DICERNA reasonably informed concerning the status of its development and commercialization of each Licensed Product.

5.6 Compliance. KHK shall perform its obligations under each Development and Commercialization Plan in good scientific manner and in compliance with all Applicable Laws.

5.7 Reports; Information; Updates.

(a) Development Reports. KHK shall keep DICERNA regularly informed of the progress of its efforts to develop Licensed Products in the Field in the Territory. Without limiting the generality of the foregoing, KHK shall, at least once each [***], provide DICERNA with reports in reasonable detail regarding the status of all preclinical IND-enabling studies and activities (including toxicology and pharmacokinetic studies),

***Text Omitted and Filed Separately with the Securities and Exchange

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clinical trials and other activities conducted and such additional information that they have in their possession as may be reasonably requested from time to time by DICERNA; provided, that, for so long as DICERNA has in effect a Co-Promotion Option with respect to a Licensed Product, such reports shall include a summary of all Development Costs incurred by KHK over such [***].

(b) Commercialization Reports. KHK shall keep DICERNA regularly informed of the progress of KHK’s efforts to commercialize Licensed Products in the Field in the Territory through periodic updates. Without limiting the generality of the foregoing, on and after the initiation by KHK of a Phase III Clinical Trial with respect to a Licensed Product, KHK shall provide DICERNA with [***] written updates to each Development and Commercialization Plan, which shall identify the Drug Approval Applications with respect to such Licensed Product that KHK or any of its Affiliates or Sublicensees have filed, sought or obtained in the prior [***] period or reasonably expect to make, seek or attempt to obtain in the following [***] period. In addition, KHK shall provide such additional information that it has in its possession as may be reasonably requested by DICERNA regarding the commercialization of any Licensed Product, which request shall not be made more than once each [***].

5.8 Adverse Event Reporting. In addition to the updates described in Section 5.7, KHK shall promptly provide DICERNA with (a) all Serious Adverse Event information relating to Licensed Products as such information is compiled or prepared by KHK in connection with the development or commercialization of any Licensed Product and, (b) copies of Periodic Safety Update Reports (Volume 9E of the Rule Covering Medical Product in the EU).

5.9 Co-Promotion Option.

(a) Notice by KHK. KHK shall give DICERNA written notice of its intent to submit an NDA to the FDA with respect to each Licensed Product for the Initial Target at least [***] prior to the anticipated date of such submission (each, an “NDA Submission Notice”), which NDA Submission Notice shall include a written report setting forth in reasonable detail all Development Costs incurred by KHK with respect to such Licensed Product through the date of the NDA Submission Notice. Following its receipt of the NDA Submission Notice, DICERNA shall have the right, upon written notice, to review all Drug Approval Applications prepared for such Licensed Product for the Initial Target, including the NDA, and all correspondence submitted or received with respect to such Licensed Product, at DICERNA’s sole cost and expense.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

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(b) Exercise of Co-Promotion Option. DICERNA shall have the option (the “Co-Promotion Option”), but not the obligation, to Co-Promote any Licensed Product for the Initial Target in the Co-Promotion Territory, by, at any time during the Co-Promotion Option Exercise Period applicable to that Licensed Product (i) providing written notice to KHK (the “Co-Promotion Option Notice”), which notice shall specify the applicable Licensed Product and (ii) paying KHK the Co-Promotion Option Exercise Payment applicable thereto. If DICERNA exercises a Co-Promotion Option with respect to a Licensed Product as described in this Section 5.9(b), such Licensed Product will thereafter be deemed to be a Co-Promoted Product for purposes of this Agreement and the following provisions shall thereafter apply:

(i) the Parties shall promptly negotiate and execute a Co-Promotion Agreement for such Co-Promoted Product in accordance with Section 5.9(c);

(ii) each Party shall share in the responsibility for the conduct of Co-Promotion activities with respect to such Co-Promoted Product in the Co-Promotion Territory in accordance with the Co-Promotion Agreement; and

(iii) KHK shall not pay to DICERNA any royalties for the Net Sales of such Licensed Product in the Co-Promotion Territory; provided, that, DICERNA shall receive a 50:50 cost and profit sharing in lieu thereof, in accordance with the provisions as shall be set forth in the Co-Promotion Agreement.

(c) Co-Promotion Agreement; Co-Promotion Plan. Within [***] of the date of exercise by DICERNA of a Co-Promotion Option, the Parties shall (i) negotiate and execute a Co-Promotion Agreement (the “Co-Promotion Agreement”) which shall provide for the terms applicable to such Co-Promotion and (ii) prepare a marketing and sales plan (the “Co-Promotion Plan”) for each Co-Promoted Product for the Co-Promotion Territory incorporating the terms set forth in the term sheet attached as Schedule 7, and with all other details and matters determined by mutual good faith discussions and agreement of the Parties. In the event the Parties fail to execute and deliver the Co-Promotion Agreement within such [***], the Parties shall each produce a list of issues on which they have failed to reach agreement and submit its list to be resolved in accordance with Section 13.5.

ARTICLE 6

GRANT OF LICENSE RIGHTS

6.1 License to KHK. DICERNA hereby grants to KHK and its Affiliates a royalty-bearing license to (a) DICERNA Background Dicer Substrate Patent Rights, DICERNA Background Dicer Substrate Technology, DICERNA Program Patent Rights,

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

DICERNA Program Technology, DICERNA KRAS-Specific Patents and DICERNA’s interest in Joint Technology and Joint Patent Rights and (b) to DICERNA Background DDS Patent Rights and DICERNA Background DDS Technology, solely to the extent such DICERNA Background DDS Patent Rights (the Patent Rights described in (a) and (b) above being referred to collectively as the “DICERNA Patent Rights”) and such DICERNA Background DDS Technology (the Technology described in (a) and (b) above being referred to collectively as the “DICERNA Technology”) are selected by KHK for a Research Compound or Licensed Product, in any case, to the extent necessary to research, develop, make, have made, use, offer for sale, sell and import Research Compounds and Licensed Products (i) in the Primary Field (with respect to Research Compounds and Licensed Products for the Initial Target, subject to the payment of the applicable fee herein), (ii) in the Secondary Field (with respect to Research Compounds and Licensed Products for the Initial Target, subject to the payment by KHK of [***]) and (iii) subject to the payment by KHK of all applicable payments required under this Agreement, including the payment of the applicable Lead Transfer Milestone, in the Secondary Field (with respect to Research Compounds and Licensed Products for any [***] Target and [***] Target), in the Territory. Such licenses shall (a) be exclusive for the Initial Target in the Primary Field and in the Secondary Field, subject to the payment by KHK of [***] and exclusive for the [***] Targets and the [***] Targets in the Secondary Field, other than Waived Targets; provided, that, DICERNA shall, and hereby does, reserve all rights under DICERNA Patent Rights and DICERNA Technology necessary for it to undertake research as part of the Research Collaboration and to Co-Promote Co-Promoted Products, and (b) include the right for KHK and its Affiliates to grant sublicenses to Third Parties in accordance with Section 6.2.

6.2 Right to Sublicense. KHK shall have the right to grant sublicenses to Sublicensees under the licenses granted to it under Section 6.1 with respect to any Research Compounds and/or Licensed Products; provided, that, [***].

6.3 License to DICERNA. KHK hereby grants to DICERNA a non-exclusive, royalty-free license to KHK Background Patent Rights and KHK Program Patent Rights and KHK’s interest in Joint Technology and Joint Patent Rights solely for the purpose of and to the extent necessary for DICERNA to perform its obligations under this Agreement, including in order for DICERNA to undertake research as part of the Research Collaboration and to Co-Promote Co-Promoted Products; provided, that, the foregoing shall not include a license to KHK [***] DDS Technology unless such KHK [***] DDS Technology is selected by KHK for a Research Compound.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.4 License Exclusivity. Subject to Section 3.8, during the Term of this Agreement, neither DICERNA nor KHK will, except as contemplated by this Agreement (a) develop or commercialize any Research Compound or Licensed Product, or any Program Target with respect to which such Research Compound or Licensed Product interacts, for use in the Secondary Field in the Territory, whether internally developed, in-licensed or out-licensed or (b) develop or commercialize (or cause to be developed or commercialized) any pharmaceutical product with respect to any Program Target using any DsiRNA-Based Compound (whether or not a Research Compound) for use in the Secondary Field in the Territory, whether internally developed, in-licensed or out-licensed; provided that, the foregoing restrictions shall not apply to the development or commercialization by DICERNA of Waived Targets (and or Waived Compounds in respect thereof).

ARTICLE 7

FINANCIAL PROVISIONS

7.1 Upfront Payments. Within [***] of the Effective Date, KHK shall pay to DICERNA (a) a non-refundable, non-creditable license fee in the amount of $[***] USD ([***] dollars) in consideration of the licenses granted under this Agreement for worldwide exclusive rights to the Initial Target in the Primary Field; and (b) a non-refundable, non-creditable option fee in the amount of $[***] USD ([***] dollars) in consideration of the [***] Option for [***] [***] Targets (the “Upfront Payments”). Such Upfront Payments shall be payable by KHK by wire transfer of immediately available funds in accordance with wire transfer instructions of DICERNA provided in writing to KHK prior to the Effective Date.

7.2 Option Exercise Fees.

7.2.1 Initial Target Option Right. Within [***] of the exercise by KHK of the Initial Target Option Right with respect to the Initial Target, KHK shall pay to DICERNA [***] (the “Initial Target Option Payment”).

7.2.2 [***]. [***].

7.2.3 [***] Target Right. For each [***] Target, within [***] of the exercise by KHK of each [***] Option, KHK shall pay to DICERNA a non-refundable, non-creditable payment of $[***] USD ([***] dollars) per [***] Target (the [***] Target Payment”).

7.2.4 Satisfaction of [***] Target Criteria. For each [***] Target of which [***] Option is exercised, KHK shall pay to DICERNA a non-refundable, non-creditable confirmation fee in the amount of $[***]USD ([***] dollars) per [***] Target within [***] of the date that KHK confirms to KHK’s reasonable satisfaction that the [***] Target meets the In Vivo Criteria applicable to such [***] Target as set forth in the Research Collaboration Plan (the [***] Target Criteria Satisfaction Payment”).

7.2.5 [***] Targets. For each [***] Target, within [***] of such [***] Target for designation as a Program Target, KHK shall pay to DICERNA a non-refundable, non-creditable [***] payment in the amount of $[***] USD ([***] dollars) per [***] Target (the “[***]”).

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.3 Lead Transfer Milestone. Within [***] of the confirmation by KHK that the Research Compound(s) prepared and transferred by DICERNA and selected by KHK meets the Development Criteria for performance of DDS for each [***] Target [***] and [***] Target [***], KHK shall pay to DICERNA a non-refundable, non-creditable payment in the amount of [***] (“Lead Transfer Milestone”) [***] Target [***] and [***] Target [***]. Regardless of how many different kinds of Licensed Products are developed or commercialized incorporating a particular [***] Target [***] and [***] Target [***], only one of each Lead Transfer Milestone shall be payable with respect to such [***] Target [***] and [***] Target [***]. [***].

7.4 R&D Milestone Payments.

7.4.1 Milestone Payments. KHK shall pay to DICERNA the following non-refundable, non-creditable cash milestone payments within [***] of the occurrence of the following events with respect to each Licensed Product for any Program Target:

Milestone Event (US$ Million)	Amount (US$)

[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
TOTAL	$	[***	]

7.4.2 Single Milestone Payment. For purposes of clarity, KHK shall make a milestone payment corresponding to each of the foregoing milestone events only once per Licensed Product under Section 7.4.1, regardless of the number of times such milestone event occurs for such Licensed Product.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

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7.4.3 Abandoned Licensed Products. In the event that after one or more milestone payments have been paid with respect to a Licensed Product for a Program Target, KHK abandons development efforts with respect to such Licensed Product and later performs development efforts in respect of the same Program Target using different Research Compound(s) or by using a new combination of Research Compounds, then any milestone payments already paid for the abandoned Licensed Product in respect of such Program Target need not be paid again when the same milestone is reached for the Research Compound or Research Compounds developed for the same Program Target.

7.4.4 Skipped Milestone Events. A milestone payment shall be payable for any milestone event which is skipped to reach a subsequent milestone. For example, [***].

7.5 Commercial Milestone Payments. KHK shall pay to DICERNA the following non-refundable, non-creditable milestone payments within [***] from the occurrence of the following events with respect to Licensed Products for any Program Target; provided, that, if DICERNA exercises a Co-Promotion Option with respect to a Co-Promoted Product, the Net Sales attributable to the Co-Promoted Product in the Co-Promotion Territory shall not be counted for purposes of determining Annual Net Sales for the following milestone events for such Co-Promoted Product:

Milestone Event	Amount (US$)

[***]	US$	[***	]
[***]	US$	[***	]
[***]	US$	[***	]
TOTAL	US$	[***	]

7.6 Royalty Payments. KHK shall pay to DICERNA a tiered royalty on incremental Annual Net Sales of Licensed Products in the Royalty-Bearing Territory on a Licensed Product-by-Licensed Product and country-by-country basis commencing on the date of First Commercial Sale and continuing until the later to occur of (a) the last to expire of any Patent Rights licensed hereunder applicable to the manufacture, use or sale of such Licensed Product, or (b) [***] years from the date of First Commercial Sale of such Licensed Product in such country (the “Royalty Term”). Thereafter, with respect to such Licensed Product in such country, the licenses granted hereunder shall be an irrevocable, paid-up, royalty-free license. In the event DICERNA exercises the Co-Promotion Option for a Licensed Product, KHK shall

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

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not pay to DICERNA any royalties for the Net Sales of such Licensed Product in the Co-Promotion Territory; provided, that, DICERNA shall receive a 50:50 cost and profit sharing in lieu thereof, in accordance with the provisions as shall be set forth in the Co-Promotion Agreement.

Royalty Tier	Royalty Rate

[***]	[***]% ([***] percent	)
[***]	[***]% ([***] percent	)
[***]	[***]% ([***] percent	)

7.7 Royalty Offsets.

7.7.1 No Valid Claim. If any Licensed Product is sold in a country in the Royalty-Bearing Territory and is not covered or becomes not covered by a Valid Claim of the DICERNA Patent Rights, KHK Program Patent Rights or Joint Patent Rights in such country, the royalty rates in such country shall be reduced by [***] percent ([***]%) of the rates set forth in Section 7.6 above; provided, that, in the event the royalty rate on a Licensed Product is reduced in a country under this Section 7.7.1 and is subsequently covered by a Valid Claim under the DICERNA Patent Rights, KHK Program Patent Rights or Joint Patent Rights in such country, the full royalty rates otherwise applicable under Section 7.6 shall be reinstated for the remainder of the applicable Royalty Term. The Parties hereby acknowledge and agree that any royalties that are payable for a Licensed Product for which no Valid Claim of Patent Rights exist shall be in consideration of (a) the performance by DICERNA of the Research Collaboration; (b) DICERNA’s expertise and know-how concerning the identification of Research Compounds in the Field, including its development of the Dicer-Substrate Technology and its other DsiRNA-related activities conducted prior to the Effective Date; (c) the licenses granted to KHK hereunder with respect to DICERNA Technology and Joint Technology that are not within the claims of any Patent Rights Controlled by DICERNA; (d) the exclusivity restrictions on DICERNA in this Agreement; and (e) the “head start” afforded to KHK by each of the foregoing.

7.7.2 Generic Products. In the event that any Third Party that is not a Sublicensee of KHK sells a Generic product for use in the Field in any country in the Territory in which a Licensed Product is then being sold by KHK then, during any Calendar Quarter in which sales of the Generic product by such Third Parties are equal to or greater than [***] in such country for the preceding Calendar Quarter, the applicable royalties in effect with respect

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

to such Licensed Product in such country as specified in Section 7.6 above for each Calendar Quarter thereafter shall be reduced by [***] percent ([***]%). In the event that sales of the Generic product by such Third Parties are equal to or greater than [***] in such country, the applicable royalties in effect with respect to such Licensed Product in such country shall be reduced to an amount equal to [***] percent ([***]%) of the full royalty rates specified in Section 7.6 above (that is, [***] percent ([***]%) reduction). Notwithstanding the foregoing, (a) KHK’s obligation to pay royalties at the full royalty rates shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Generic Product account for less than [***] in such country and (b) KHK’s obligation to pay royalties at [***] percent ([***]%) of the rates set forth in Section 7.6 shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Generic Product account for more than [***] but less than [***] in such country.

7.7.3 Combination of No Valid Claim and Generic Products. During such time when a Licensed Product is subject to [***] percent ([***]%) reduction in royalties in a given country pursuant to Section 7.7.1 due to the lack of a Valid Claim in such country, if the same Licensed Product is also subject to [***] percent ([***]%) reduction in royalties pursuant to Section 7.7.2 due to competition from Generic products in such country, the royalties payable in such country shall in such case be reduced by [***] percent ([***]%) of the full royalty rates otherwise payable under Section 7.6, such that the amount payable shall be equal to [***] percent ([***]%) of the full royalty rates otherwise payable under Section 7.6.

7.7.4 Third Party Payments. The amount of royalties payable to DICERNA under Section 7.6 for any Licensed Product in any country in the Royalty-Bearing Territory shall be reduced by [***] percent ([***]%) of the amount of any royalties paid by KHK to any Third Party in consideration for the license of Patent Rights in such country if such Patent Rights would be infringed by the inclusion of the Research Compound in the Licensed Product in such country, as evidenced, to the extent requested by DICERNA, by the written opinion of a neutral patent expert (patent counsel who (and whose firm) is not at the time of the opinion, and was not at any time during the [***] prior to such opinion, performing services for either of the Parties) reasonably acceptable to DICERNA; provided, that, (a) KHK shall consult with DICERNA prior to entering into any agreement that provides for the payment of such royalties and (b) in no event shall the royalties payable with respect to a Licensed Product in a country be reduced by more than [***] percent ([***]%) of what would otherwise be due with respect to such Licensed Product.

7.7.5 Maximum Adjustment of Royalties. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the cumulative application of the

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

adjustments described in Sections 7.7.1, 7.7.2, 7.7.3, 7.7.4, and 10.7.3 cause the royalty rates in Section 7.6 to be reduced in any Calendar Year below [***] percent ([***]%) of the rates set forth in Section 7.6.

7.7.6 DICERNA Obligations. For purposes of clarity, DICERNA shall be solely responsible for the amount of any royalties which DICERNA may be required to pay to any Third Parties for DICERNA Background Dicer Substrate Technology and DICERNA Background DDS Technology Controlled by DICERNA as of the Effective Date pursuant to agreements to which DICERNA is a party and that are in effect as of the Effective Date.

7.8 Accounting Reports; Payment of Royalty. KHK shall keep complete and accurate books and records necessary for DICERNA to ascertain and to verify all payments owed by KHK hereunder. KHK will make royalty payments to DICERNA for Licensed Products sold by KHK, its Affiliates and Sublicensees during [***]. Each royalty payment will be accompanied by a written report for that [***] showing (a) the Net Sales of the Licensed Products sold by KHK, its Affiliates and Sublicensees during the [***] and the calculation of the royalties payable under this Agreement; (b) the basis for any deductions from gross amounts billed or invoiced to determine Net Sales; (c) the applicable royalty rates for such Licensed Product; (d) the exchange rates used in calculating any of the foregoing; and (e) a calculation of the amount of royalty due to DICERNA.

7.9 Audit Rights. Upon the written request of DICERNA, and not more than once in each Calendar Year, KHK will permit DICERNA’s independent certified public accountant to have access during normal business hours to such of the records of KHK as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for the current year and the preceding [***] prior to the date of such request. The independent certified public accountant shall keep confidential any information obtained during such inspection and shall report to DICERNA only the amounts of Net Sales and royalties due and payable. Upon the expiration of [***] following the end of any Calendar Year, the calculation of royalties payable with respect to such year will be binding and conclusive upon DICERNA, and KHK and its Affiliates and Sublicensees will be released from any liability or accountability with respect to royalties for such Calendar Year. If such accounting firm concludes that additional royalties were owed, or that KHK overpaid royalties, during such period, KHK will pay the additional royalties, or DICERNA shall return any overpaid royalties, within [***] of the date DICERNA delivers to KHK such accounting firm’s written report. The fees charged by such accounting firm will be paid by DICERNA unless the additional royalties owed by KHK exceed [***] percent ([***]%) of the royalties paid for the royalty period subject to the audit, in which case KHK will pay the reasonable fees of the accounting firm. KHK will include in each sublicense

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to KHK, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by a mutually-agreed upon independent accountant to the same extent required of KHK under this Agreement. DICERNA will treat all financial information subject to review under this Section 7.9 or under any sublicense agreement in accordance with the confidentiality provisions of this Agreement, and will use reasonable effort to cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with KHK obligating it to retain all such financial information in confidence pursuant to such confidentiality agreement.

7.10 Payments. All payments to a Party under this Agreement will be made in United States Dollars by bank wire transfer of same day funds to such bank account as designated in writing by the other Party from time to time. Each Party will pay a late payment service charge of [***]% per [***] (or the highest amount allowed by law, if lower than [***]% per [***]) on all past-due amounts owed by such Party under this Agreement.

7.11 Income Tax Withholding. Each Party will be responsible for its own tax liabilities resulting from the payments received from the other Party under this Agreement. If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in this Article 7, the paying Party will make such withholding payments to the governmental authorities as required and subtract such withholding payments from the payments set forth in this Article 7. The paying Party will submit appropriate proof of payment of the withholding taxes to the other Party within a reasonable period of time. The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other Applicable Laws, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment. The Parties will cooperate to minimize such withholding taxes in accordance with Applicable Laws.

7.12 Foreign Currency Exchange. If, in any Calendar Quarter, Net Sales are made in any currency other than United States Dollars, such Net Sales shall be converted into United States Dollars as follows:

(A/B), where

A = foreign “Net Sales” (as defined above) in such Calendar Quarter expressed in such foreign currency; and

B = foreign exchange conversion rate, expressed in local currency of the foreign country per United States Dollar (using, as the applicable foreign exchange rate, [***].

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ARTICLE 8

CONFIDENTIALITY

8.1 Nondisclosure and Nonuse Obligations. All Confidential Information disclosed by a Disclosing Party to a Receiving Party hereunder will be maintained in confidence and will not be disclosed to any Third Party or used by the Receiving Party for any purpose except as expressly permitted herein without the prior written consent of the Disclosing Party. Notwithstanding the foregoing, (a) either Party may disclose data generated during the Research Collaboration to such Party’s employees who are subject to obligations of confidentiality and non-use with respect to such data no less restrictive than the obligations of confidentiality and non-use of the Receiving Party pursuant to this Article 8 and (b) the Parties shall generally have free use of data generated and shared during the Research Collaboration for purposes relating to the development and commercialization of the Licensed Product and other activities related to their obligations arising under this Agreement. For purposes of clarity, neither Party may use the Confidential Information of the other Party for internal research or development purposes other than for activities directly related to their obligations arising under this Agreement.

8.2 Permitted Disclosure of Confidential Information.

8.2.1 Permitted Disclosures. Notwithstanding Section 8.1, a Receiving Party may disclose Confidential Information of the Disclosing Party:

(a) to appropriate U.S. and/or foreign tax authorities, to appropriate patent agencies in order to obtain and prosecute Patent Rights pursuant to this Agreement, to appropriate Regulatory Authorities to gain approval to conduct clinical trials, obtain Registrations or to market Licensed Products pursuant to this Agreement; provided, that, any such disclosure may be only to the extent reasonably necessary to obtain such Patent Rights or authorizations;

(b) if required by any governmental authority other than under Section 8.2.1; provided, that, prior to such disclosure, the Party subject to the request for such disclosure (the “Notifying Party”) promptly notifies the other Party of such requirement so that such other Party may seek a protective order or other appropriate remedy; and provided, further, that, in the event that no such protective order or other remedy is obtained, or that such other Party waives compliance with this Article 8, the Notifying Party will furnish only that portion of the other Party’s Confidential Information that it is advised by counsel it is legally required to furnish and will exercise all reasonable efforts to obtain reasonable assurance that confidential treatment will be accorded the other Party’s Confidential Information so furnished;

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(c) by a Party to its permitted sublicensees, agents, consultants, Affiliates and/or other Third Parties for the research and development, manufacturing and/or marketing of Licensed Products (or for such Parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such Affiliates and Third Parties agree to be bound by the confidentiality and non-use obligations contained in this Agreement; or

(d) if required to be disclosed by law or court order; provided, that, notice is promptly delivered to the non-disclosing Party in order to provide an opportunity to challenge or limit the disclosure obligations.

8.2.2 Additional Permitted Disclosures. In addition to the disclosures permitted under Section 8.2.1 above, DICERNA and KHK each agrees that the Receiving Party may disclose the Confidential Information of the Disclosing Party (including the terms of this Agreement) (a) on a need-to-know basis to such Disclosing Party’s legal and financial advisors; (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such Receiving Party’s rights hereunder, (ii) Third Party collaborators or licensees, or debt or equity financing of such Receiving Party, subject in each case to written obligations of confidentiality substantially similar to those of the Parties hereunder, or (iii) merger or sale of all or substantially all of the Receiving Party’s business unit to which this Agreement relates or in the event of the merger or consolidation or similar change of control involving such Receiving Party; (c) to any Third Party that is or may be engaged by the Receiving Party to perform services in connection with the Research Collaboration; and (d) for any other purpose with the Disclosing Party’s written consent, not to be unreasonably withheld, conditioned or delayed.

ARTICLE 9

DISCLAIMERS, REPRESENTATIONS, WARRANTIES AND

INDEMNIFICATIONS

9.1 KHK Representations and Warranties. KHK represents and warrants to DICERNA as follows:

9.1.1 Corporate Existence and Authority. As of the Effective Date, KHK: (a) is a corporation duly organized, validly existing and in good standing under the laws of Japan, (b) has full corporate power and authority and the legal right to own and operate its

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the options to license and licenses granted hereunder, (c) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (d) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and (e) has delivered this Agreement that has been duly executed and this Agreement constitutes a legal, valid, binding obligation of KHK and is enforceable against it in accordance with its terms.

9.1.2 Patents. As of the Effective Date and to the best of KHK’s Knowledge, it has the sufficient legal and/or beneficial title and ownership under the KHK Technology as is necessary to fulfill its obligations under this Agreement and to grant the licenses to DICERNA pursuant to this Agreement. KHK is not aware of any communications alleging that it has violated or, by conducting its business as currently proposed under this Agreement, would violate any of the intellectual property rights of any Third Party.

9.1.3 Absence of Litigation, Infringement, Misappropriation. As of the Effective Date and to the best of KHK’s Knowledge, there is no pending or threatened litigation (and KHK has not received any communication relating thereto) which alleges that KHK’s activities under this Agreement would infringe or misappropriate any intellectual property rights of any Third Party. To the best of KHK’s Knowledge, there is no material unauthorized use, infringement or misappropriation of any of its intellectual property rights that are the subject of the licenses or options to license granted hereunder.

9.1.4 Full Disclosures. KHK has provided DICERNA with all information that DICERNA has requested for deciding the merits of entering into this Agreement.

9.1.5 Employee Obligations. All KHK employees who will conduct research under this Agreement have legal obligations requiring assignment to KHK of all inventions made in the course of and as a result of their association with KHK and obligating the individual to maintain as confidential the Confidential Information of KHK, as well as the Confidential Information of DICERNA which KHK may receive.

9.1.6 Compliance with Laws. In carrying out its work under this Agreement, all KHK work shall be carried out in compliance with any Applicable Laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted. Moreover, KHK will carry out all work under the Research Collaboration in accordance with current Good Laboratory Practices, Good Clinical Practices, and Good Manufacturing Practices, if applicable, based on the specific work to be conducted.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.1.7 No Debarment. Neither KHK nor any of its Affiliates has been debarred or is subject to debarment. During the Term, KHK and its Affiliates will use Commercially Reasonable Efforts to avoid using in any capacity, in connection with the development, manufacture or commercialization of any Research Compound or Licensed Product, any person who, to KHK’s Knowledge has been debarred pursuant to Section 306 (or comparable law or regulation) of the FDCA, or who to KHK’s Knowledge is the subject of a conviction described in such section. KHK agrees to inform DICERNA in writing immediately if it or any person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 (or comparable law or regulation), or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of KHK’s Knowledge, is threatened, relating to the debarment or conviction of KHK or any person used in any capacity by KHK or any of its Affiliates in connection with the development, manufacture or commercialization of any Research Compound or Licensed Product.

9.2 DICERNA Representations and Warranties. DICERNA represents and warrants to KHK as follows:

9.2.1 Corporate Existence and Authority. As of the Effective Date, DICERNA: (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (b) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the options to license and licenses granted hereunder, (c) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (d) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and (e) has delivered this Agreement that has been duly executed and this Agreement constitutes a legal, valid, binding obligation of DICERNA and is enforceable against it in accordance with its terms;

9.2.2 Patents. As of the Effective Date and to the best of DICERNA’s Knowledge, it has the sufficient legal and/or beneficial title and ownership under the DICERNA Technology as is necessary to fulfill its obligations under this Agreement and to grant the licenses and options to license to KHK pursuant to this Agreement. DICERNA has no Knowledge of any communications alleging that it has violated or, by conducting its business as currently proposed under this Agreement, would violate any of the intellectual property rights of any Third Party.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.2.3 Absence of Litigation, Infringement, Misappropriation. As of the Effective Date and to the best of DICERNA’s Knowledge, there is no pending or threatened litigation (and DICERNA has not received any communication relating thereto) which alleges that DICERNA’s activities under this Agreement would infringe or misappropriate any intellectual property rights of any Third Party. To the best of DICERNA’s Knowledge, there is no material unauthorized use, infringement or misappropriation by any Third Party of any of DICERNA’s intellectual property rights that are the subject of the licenses or options to license granted to KHK hereunder.

9.2.4 Full Disclosures. DICERNA has provided KHK with all information that KHK has requested for deciding the merits of entering into this Agreement.

9.2.5 Employee Obligations. All DICERNA personnel who will conduct research under this Agreement have legal obligations requiring assignment to DICERNA of all inventions made in the course of and as a result of their association with DICERNA and obligating the individual to maintain as confidential the Confidential Information of DICERNA, as well as the Confidential Information of KHK which DICERNA may receive;

9.2.6 Compliance with Laws. In carrying out its work under this Agreement, all DICERNA work shall be carried out in compliance with any Applicable Laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted. Moreover, DICERNA will carry out all work under the Research Collaboration in accordance with current Good Laboratory Practices, Good Clinical Practices, Good Manufacturing Practices, if applicable based on the specific work to be conducted.

9.2.7 Licenses. DICERNA has not taken not will it take any action which would, in DICERNA’s good faith judgment, interfere with any obligations of DICERNA set forth in this Agreement, including but not limited to the obligation to grant KHK the licenses and options to license hereunder.

9.2.8 No Debarment. Neither DICERNA nor any of its Affiliates has been debarred or is subject to debarment. During the Term, DICERNA and its Affiliates will use Commercially Reasonable Efforts to avoid using in any capacity, in connection with the development, manufacture or commercialization of any Research Compound or Licensed Product, any person who, to DICERNA’s Knowledge has been debarred pursuant to Section 306

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(or comparable law or regulation) of the FDCA, or who to DICERNA’s Knowledge is the subject of a conviction described in such section. DICERNA agrees to inform KHK in writing immediately if it or any person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 (or comparable law or regulation), or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of DICERNA’s Knowledge, is threatened, relating to the debarment or conviction of DICERNA or any person used in any capacity by DICERNA or any of its Affiliates in connection with the development, manufacture or commercialization of any Research Compound or Licensed Product.

9.3 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Without limiting the generality of the foregoing, each Party expressly does not warrant (a) the success of any research undertaken in the course of the Research Collaboration or (b) the safety for any purpose of the technology it provides hereunder.

9.4 Responsibility and Control. DICERNA and KHK shall each be solely responsible for the safety of their respective employees, agents, licensees or sublicensees with respect to efforts employed under this Agreement and each shall hold the other harmless with regard to any liability for damages or personal injuries resulting from acts of its respective employees, agents, licensees or sublicensees.

9.5 KHK’s Right to Indemnification. DICERNA shall indemnify each of KHK, its Affiliates, Sublicensees, permitted successors and assigns, and the directors, officers, employees, agents and counsel thereof (the “KHK Indemnitees”), and defend and hold each KHK Indemnitee harmless from and against any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation reasonable attorneys’ fees) (any of the foregoing, “Damages”) incurred by or asserted against any KHK Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, or violation of government regulation but only to the extent arising from or occurring as a result of a claim or demand made by a Third Party (a “Third Party Claim”) against any KHK Indemnitee arising because of: (a) the breach of any representation or warranty made by DICERNA pursuant to this Article 9; (b) any material breach of this Agreement by DICERNA; (c) the manufacture, use, handling, storage, sale or other disposition of a Co-Promoted Product that is sold by

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

DICERNA, its Affiliates, agents or sublicensees; or (d) the gross negligence or willful misconduct of DICERNA except, in each such case in subparagraphs (a) through (d) above, for any Damages for which KHK or any of its Affiliates has an obligation to indemnify DICERNA Indemnitees pursuant to Section 9.6, as to which Third Party Claim or Damages each Party will indemnify the other to the extent of their respective liability for such Damages.

9.6 DICERNA’s Right to Indemnification. KHK shall indemnify each of DICERNA, its Affiliates, sublicensees, successors and assigns, and the directors, officers, employees, agents and counsel thereof (the “DICERNA Indemnitees”), and defend and hold each DICERNA Indemnitee harmless from and against any and all Damages incurred by or asserted against any DICERNA Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, violation of government regulation but only to the extent arising from or occurring as a result of a Third Party Claim against any DICERNA Indemnitee arising because of: (a) the breach of any representation or warranty made by KHK pursuant to this Article 9; (b) any material breach of this Agreement by KHK; (c) the development, manufacture, use, handling, storage, sale or other disposition of any Licensed Product that is sold by KHK, its Affiliates, agents or Sublicensees; or (d) the gross negligence or willful misconduct of KHK except, in each such case in subparagraphs (a) through (d) above, for any Damages for which DICERNA or any of its Affiliates has an obligation to indemnify KHK Indemnitees pursuant to Section 9.5, as to which Third Party Claim or Damages each Party will indemnify the other to the extent of their respective liability for such Damages.

9.7 Indemnification Procedures. Promptly after a Party entitled to indemnification under Section 9.5 or 9.6 (an “Indemnitee”) receives notice of any pending or threatened claim against it (an “Action”), such Indemnitee shall give written notice to the Party to whom the Indemnitee is entitled to look for indemnification pursuant to Section 9.5 or 9.6, as applicable (the “Indemnifying Party”), of the commencement thereof; provided, that, the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnitee hereunder, except to the extent the Indemnifying Party demonstrates that it is prejudiced thereby. In case any Action that is subject to indemnification under this Article 9, shall be brought against an Indemnitee and it shall give written notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, if it so desires, to assume the defense thereof with counsel reasonably satisfactory to such Indemnitee and, after notice from the Indemnifying Party to the Indemnitee of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnitee under this Article 9 for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee in connection with the defense thereof, other

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

than reasonable costs of investigation. Notwithstanding an Indemnifying Party’s election to assume the defense of any such Action that is subject to indemnification under this Article 9, the Indemnitee shall have the right to employ separate counsel and to participate in the defense of such Action, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if: (a) the use of counsel chosen by the Indemnifying Party to represent the Indemnitee would present such counsel with a conflict of interest; (b) the actual or potential defendants in, or targets of, any such Action include both the Indemnifying Party and the Indemnitee, and the Indemnitee shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such Action on the Indemnitee’s behalf); (c) the Indemnifying Party shall not have employed counsel satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of the institution of such Action; or (d) the Indemnifying Party shall authorize the Indemnitee to employ separate counsel at the Indemnifying Party’s expense. If an Indemnifying Party assumes the defense of such Action, no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnitee’s written consent, which consent shall not be unreasonably withheld or delayed, unless (1) there is no finding or admission of any violation of law or any violation of the rights of any other Party and no effect on any other claims that may be made against the Indemnitee and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party.

9.8 Insurance. Not later than [***] before the date on which KHK or any Affiliate or Sublicensee of KHK shall, on a commercial basis, make, use, or sell any Licensed Products, KHK will, at its expense, obtain and maintain in full force and effect product liability insurance with a minimum coverage of $[***] per occurrence and $[***] annual aggregate. Upon request of DICERNA, such insurance shall name DICERNA as an additional insured and shall provide for at least [***] notice to DICERNA of any cancellation or termination; provided, that, DICERNA shall reimburse KHK for any additional insurance fee incurred by KHK for inclusion of DICERNA as an additional insured.

ARTICLE 10

INTELLECTUAL PROPERTY

10.1 Disclosures and Reports. During the Term, each Party shall promptly disclose to the other in writing all Program Technology generated by such Party, which disclosure shall be in sufficient detail to permit the other Party to employ such Program Technology as provided herein. Within [***] of the termination or expiration of this Agreement, each Party shall provide the other Party with a comprehensive final written report with respect to the Program Technology generated by such Party under this Agreement.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.2 DICERNA Program Technology. DICERNA shall solely own all DICERNA Program Technology and have the sole right to exploit such DICERNA Program Technology. KHK shall assign to DICERNA all of its rights to any such DICERNA Program Technology in which it has inventorship, and DICERNA shall and hereby does grant to KHK a royalty-free, fully paid license to use such DICERNA Program Technology solely to the extent necessary for KHK to perform its obligations under this Agreement.

10.3 KHK Program Technology. KHK shall solely own all KHK Program Technology and have the sole right to exploit such KHK Program Technology. DICERNA shall assign to KHK all of its rights to any such KHK Program Technology in which it has inventorship, and KHK shall and hereby does grant to DICERNA a royalty-free, fully paid license to use any such KHK Program Technology solely to the extent necessary for DICERNA to perform its obligations under this Agreement.

10.4 Joint Technology and Joint Patent Rights. DICERNA and KHK shall jointly own all Joint Technology and Joint Patent Rights. Notwithstanding anything to the contrary contained herein or under Applicable Laws, subject to the licenses granted by each Party to the other Party pursuant to this Agreement and except to the extent set forth in Article 8, the Parties hereby agree that any information and data contained in the Joint Technology shall be kept confidential until the relevant Joint Patent Right is filed or the Parties determine not to file such Joint Patent Right, and thereafter, either Party may use or license or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology or Joint Patent Rights for any purposes inside or outside of this Agreement, without the prior written consent of the other Party, without restriction and without the obligation to provide compensation to the other Party. For purposes of clarity, Article 8 shall not apply to the information or data contained in the Joint Technology after the termination of this Agreement in any case.

10.5 Patent Filing and Prosecution.

10.5.1 Patent Coordinators. Each Party shall appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement under this Agreement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.5.2 Characterization of Program Technology. DICERNA and KHK shall discuss and attempt to resolve in good faith on a case by case basis as to how all Program Technology made in the conduct of the Research Collaboration should be categorized (i.e., whether it should be characterized as DICERNA Program Technology, KHK Program Technology or Joint Technology). If DICERNA and KHK are unable to agree upon the appropriate proper categorization of Program Technology, the Parties may jointly appoint a neutral patent expert (patent counsel who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] prior to such dispute, performing services for either of the Parties) reasonably acceptable to the Parties to mediate their discussions and help resolve the issue. Any such dispute shall be resolved according to U.S. patent law. The Parties shall share the costs and expenses of any such neutral patent expert.

10.5.3 Joint Patent Rights. The Parties will determine which Party will undertake the preparation, filing, prosecution, maintenance and enforcement of Joint Patent Rights based on the respective expertise of the Parties. If the Parties fail to agree, then prosecution of such Joint Patent Rights shall be jointly controlled by the Parties, using patent counsel agreed upon by the Patent Coordinators of both Parties. The patent costs incurred in connection with the preparation, filing, prosecution, maintenance and enforcement of Joint Patent Rights will be shared equally by the Parties.

10.5.4 DICERNA Filings. DICERNA or City of Hope, as the case may be, shall have sole right, at its sole discretion and at DICERNA’s sole expense, to prepare, file, prosecute, maintain and enforce the DICERNA Background Dicer Substrate Patent Rights, DICERNA Background DDS Patent Rights, DICERNA KRAS-Specific Patent Rights and DICERNA Program Patent Rights.

10.5.5 KHK Filings. KHK shall have sole right, at its sole discretion and at KHK’s sole expense, to prepare, file, prosecute, maintain and enforce the KHK Background Patent Rights and KHK Program Patent Rights.

10.5.6 Information and Cooperation. Each filing Party shall (a) discuss with the other Party, through the Patent Coordinator, the filing of any patent application with respect to any Program Technology; (b) regularly provide the other Party with copies of all patent applications filed hereunder for any Program Technology and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by the other Party; (c) provide the other Party and its patent counsel with an opportunity to consult with the Party and its patent counsel regarding the filing and contents of any such application, amendment, submission or response, and the advice and suggestions of the other Party and its patent counsel shall be taken into consideration in good faith by such

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Party and its patent counsel in connection with such filing; and (d) execute any documents that may be necessary to perfect the filing Party’s rights in and to any Program Technology and, in the event that the filing Party is unable for any reason to secure the signature of the other Party to any lawful and necessary document required to perfect its rights in and to any such Program Technology, the other Party hereby designates the filing Party as its agent, and hereby grants to the filing Party a power of attorney with full power of substitution, which power of attorney shall be deemed coupled with an interest, for the sole purpose of effecting the foregoing. Each filing Party shall pursue in good faith all reasonable claims requested by the other Party in the prosecution of any Patent Rights under this Section 10.5.6.

10.5.7 Election Not to File, Prosecute or Maintain. If the responsible Party under this Section 10.5 elects (a) not to file a patent application claiming any Program Technology in a particular country, or (b) to discontinue prosecution or maintenance of any Patent Right with respect to Program Technology controlled by such Party, that Party (the “Initial Responsible Party”) shall give [***] advance written notice to the other Party of any decision to cease preparation, filing, prosecution and maintenance of that Patent Right (a “Discontinued Patent”); provided, however, that abandonment of a patent application in favor of a continuation or a continuation-in-part thereof shall not constitute discontinuance of the patent application. In such case, the other Party may elect at its sole discretion to continue preparation, filing, prosecution or maintenance of the Discontinued Patent at its sole expense. The Party so continuing shall own any such patent application and patents maturing therefrom and be solely responsible for all costs, and the Initial Responsible Party shall have a non-exclusive, worldwide, irrevocable, perpetual, fully-paid license to continue to practice such Discontinued Patent, including the right to sublicense, as provided under this Agreement. In addition, such Party so continuing shall cease to have any obligation to pay royalties to the Initial Responsible Party under this Agreement with respect to the Discontinued Patent. The Initial Responsible Party shall execute such documents and perform such acts as may be reasonably necessary for the other Party to file or to continue prosecution or maintenance, including assigning ownership of such patents and inventions to such electing Party. Discontinuance may be on a country-by-country basis or for a patent application or patent series in total.

10.5.8 Patent Term Extensions. The Parties shall cooperate with each other in gaining patent term extension wherever applicable to any Licensed Product. All filings for such extension shall be made by the Party to whom the responsibility for prosecuting patent is assigned; provided, however, that in the event that the Party to whom the responsibility for such patent is assigned elects not to file for an extension, such Party shall (a) inform the other Party of its intention not to file, (b) grant the other Party the right to file for such extension, and (c) cooperate as necessary to assist the other Party in filing such extension.

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.6 Infringement Claims Against Third Parties.

10.6.1 Notice. Each Party shall notify the other Party if it becomes aware of a patent infringement or the like by a Third Party of any Patent Rights the prosecution of which is controlled by a Party covering or relating to a Licensed Product (each, an “Infringement”). The Parties shall mutually discuss what action to take with respect to such Infringement.

10.6.2 DICERNA Right to Enforce. DICERNA or City of Hope, as the case may be, shall have the first right, but not the obligation, upon written notice to KHK, to take appropriate action to address any such Infringement that involves DICERNA Background Dicer Substrate Patent Rights, DICERNA Background DDS Patent Rights, DICERNA KRAS-Specific Patent Rights or DICERNA Program Patent Rights by taking reasonable steps, which may include the institution of legal proceedings or other action (an “Action”), and to compromise or settle such Action; provided, that, (a) DICERNA shall keep KHK fully informed about such Action and KHK shall provide reasonable cooperation to DICERNA in connection with such Action; (b) if neither DICERNA nor City of Hope intends to prosecute or defend an Action, or ceases to diligently pursue such an Action, DICERNA shall promptly inform KHK in such a manner that such Action will not be prejudiced and Section 10.6.3 shall apply; (c) no settlement with respect to DICERNA Program Patent Rights or Joint Patent Rights shall be entered into by DICERNA without the prior written consent of KHK if such settlement would reasonably be expected to adversely affect or diminish the rights and benefits of KHK under this Agreement with respect to the Licensed Products and (d) DICERNA shall not be entitled to settle any such Action granting a license or covenant not to sue under or with respect to DICERNA Program Patent Rights or Joint Patent Rights that is reasonably likely to directly and adversely affect the scope, validity or enforceability of the KHK Program Patent Rights or that would be inconsistent with the license and other rights granted to KHK hereunder without the prior written consent of KHK, which consent shall not be unreasonably withheld. All costs, including attorneys’ fees, relating to any such Action undertaken by DICERNA shall be borne by DICERNA.

10.6.3 KHK Right to Enforce. KHK shall (a) have the first right (but not the obligation, upon written notice to DICERNA, to take appropriate action to address any Infringement that involves KHK Program Patent Rights and (b) shall have the right, but not the obligation upon written notice to DICERNA, to take appropriate action to address any Action DICERNA determines not to pursue under Section 10.6.2; provided, that, (i) KHK shall keep DICERNA fully informed about such Action and DICERNA shall provide reasonable

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cooperation to KHK in connection with such Action; (ii) KHK shall not take any position with respect to, or compromise or settle, such Action in any way (including by granting a license or covenant not to sue) that would reasonably be expected to adversely affect the scope, validity or enforceability of the DICERNA Background Dicer Substrate Patent Rights, DICERNA Background DDS Patent Rights, DICERNA Program Patent Rights or Joint Patent Rights without DICERNA’s prior written consent, which consent shall not be unreasonably withheld. All costs, including attorneys’ fees, relating to such Action undertaken by KHK shall be borne by KHK.

10.6.4 Right to Representation. Each Party shall have the right to participate and be represented by counsel that it selects, in any Action instituted under Section 10.6.2 or 10.6.3 by the other Party. If a Party with the right to initiate an Action under Section 10.6.2 or 10.6.3 to eliminate an Infringement lacks standing to do so and the other Party has standing to initiate such Action, then the Party with the right to initiate an Action under Section 10.6.2 or 10.6.3 may name the other Party as plaintiff in such Action or may require the Party with standing to initiate such Action at the expense of the other Party.

10.6.5 Cooperation. In any Action instituted under Section 10.6.2 or 10.6.3, the Parties shall cooperate with and assist each other in all reasonable respects. Upon the reasonable request of the Party instituting such Action, if necessary to maintain such Action, the other Party shall join such Action and shall be represented using counsel of its own choice, at the requesting Party’s expense.

10.6.6 Allocation of Proceeds. Any amounts recovered by either Party pursuant to Actions under Sections 10.6 with respect to any Infringement, whether by settlement or judgment, shall, after reimbursing KHK and DICERNA (and/or City of Hope, as the case may be) for their reasonable internal costs and out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses), shall, with respect to Licensed Products that are not Co-Promoted Products, be retained by, or paid to, as applicable, KHK and treated as Net Sales of the Licensed Product affected by the Infringement for purposes of this Agreement and, with respect to Co-Promoted Products, be allocated between the Parties as provided in the Co-Promotion Agreement. Notwithstanding the foregoing, any recovery obtained by City of Hope as the result of any Action initiated by and paid for City of Hope shall be for the sole benefit of City of Hope.

10.7 Defense of Infringement Claims.

10.7.1 Notice. In the event that any action, suit or proceeding is brought against either Party alleging the infringement of the Technology or Patent Rights of a Third

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Party by reason of or the development or commercialization, including the manufacture, use or sale, of any Licensed Product by or on behalf of KHK or any of its Affiliates or Sublicensees in the Field and in the Territory, such Party shall notify the other Party within [***] and the Patent Coordinators shall meet as soon as possible to discuss the overall strategy for defense of such matter.

10.7.2 DICERNA Right. In the event that any action, suit or proceeding brought against either Party or any Affiliate or Sublicensee (with respect to KHK) or (sub)licensee (with respect to DICERNA) alleges the infringement of the Technology or Patent Rights of a Third Party by reason of the use of DICERNA Background Dicer Substrate Patent Rights or DICERNA Program Patent Rights as provided in this Agreement (each, a “Dicer Substrate Infringement Action”), DICERNA shall have the right, but not the obligation, to defend such action, suit or proceeding at its sole cost and expense; and KHK or any of its Affiliates or Sublicensees shall have the right to join with separate counsel at its own expense in any such action, suit or proceeding; and the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding.

10.7.3 KHK Right. In the event that (a) DICERNA informs KHK that it does not intend to defend any Dicer Substrate Infringement Action as set forth in above Section 10.7.2, or (b) any action, suit or proceeding brought against either Party or any Affiliate or Sublicensee (with respect to KHK) or (sub)licensee (with respect to DICERNA) alleges the infringement of the Technology or Patent Rights of a Third Party for any reason other than as described in Section 10.7.2: (i) KHK shall have the right, but not the obligation to defend such action, suit or proceeding; (ii) DICERNA or any of its Affiliates or sublicensees shall have the right to join with separate counsel at its own expense in any such action, suit or proceeding; (iii) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding and (iv) to the extent the action, suit or proceeding is a Dicer Substrate Infringement Action, KHK shall have the right to offset [***] percent ([***]%) of all the costs and expenses incurred by KHK in the defense of such Dicer Substrate Infringement Action against royalties or milestone payment amounts otherwise payable by KHK to DICERNA under this Agreement; provided, that, any payments made pursuant to this Section 10.7.3 shall be subject to the royalty reduction limitations of Section 7.7.5.

10.7.4 In General. Each Party shall promptly furnish the other Party with a copy of each communication relating to any alleged infringement of any Third Party Technology or Patent Rights as a result or in connection with the development or commercialization of any Licensed Product in the Field and in the Territory that is received by such Party including all documents filed in any litigation.

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ARTICLE 11

TERM AND TERMINATION

11.1 Term of Research Collaboration. The Research Collaboration shall become effective on the Effective Date and continue until the expiration of the Research Collaboration Term.

11.2 Term of Agreement. This Agreement shall commence on the Effective Date and shall continue in full force and effect, unless otherwise terminated pursuant to Section 11.2, (a) in the Co-Promotion Territory, if DICERNA has exercised its Co-Promotion Option with respect to a Licensed Product, for as long as such Co-Promoted Product is being sold by either Party in the Co-Promotion Territory (the “Co-Promotion Term”) and (b) in each country outside of the Co-Promotion Territory, on Licensed Product by Licensed Product and country by country basis, until the expiration of the applicable Royalty Term in such country. Upon the expiration of the Royalty Term or the Co-Promotion Term, as the case may be, as set forth in this Section 11.2 on a country by country, Licensed Product by Licensed Product basis, the license rights granted hereunder for such Licensed Product in such country shall be converted to a perpetual, irrevocable and fully paid-up license.

11.3 Termination During the Research Collaboration Term. During the Research Collaboration Term, KHK may terminate this Agreement without cause upon giving DICERNA [***] written notice.

11.4 Termination for Breach. Either Party may terminate this Agreement by notice to the other Party at any time during the Term of this Agreement if the other Party is in material breach of one or more substantial and material obligations hereunder and has not cured such material breach within [***] after notice requesting cure of the material breach or such longer period of time, not to exceed [***], as is required to cure such material breach as long as the breaching Party is proceeding in good faith to cure; provided, however, that, in any case when a breach is alleged regarding the payment of money hereunder, the time period will be [***] and undisputed amounts must be paid prior to such time to avoid breach. To the extent that a Party prevails in a lawsuit brought against the other Party for material breach of this Agreement, such prevailing Party shall be entitled to collect from the other Party reasonable attorneys’ fees and legal costs incurred in connection with such lawsuit. If the non-breaching Party terminates this Agreement under this Section 11.4 following material breach by the breaching Party, each Party shall return to the other Party all of the other Party’s Confidential Information and all Proprietary Materials received from the other Party during this Agreement, and each Party shall cease all use of the other Party’s Confidential Information and Proprietary Materials received from the other Party for any purpose except as otherwise specifically provided herein.

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11.5 Termination Upon Insolvency. Either Party may terminate this Agreement upon notice to the other should the other Party become insolvent or file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within [***] of such filing. During the Term of this Agreement, all rights and licenses granted under or pursuant to this Agreement by KHK or DICERNA are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that, during the Term of this Agreement, the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding-by or against either Party under the U.S. Bankruptcy Code, the Party hereto that is not a party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, will be promptly delivered to them (a) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

11.6 KHK Termination Without Penalty. After receiving the results of the Research Collaboration, if KHK determines at its sole discretion not to proceed with the development of any Research Compounds for the Initial Target in accordance with this Agreement, KHK shall have a right to terminate this Agreement without any penalty upon giving DICERNA [***] written notice.

11.7 DICERNA Termination. Except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application with respect to any DICERNA Patent Rights is pending or a patent within any DICERNA Patent Rights is issued, DICERNA may terminate this Agreement immediately upon written notice to KHK in the event that KHK or any of its Affiliates or Sublicensees Challenges any DICERNA Patent Right or assists a Third Party in initiating a Challenge of any DICERNA Patent Right.

11.8 Effect of Termination Due to KHK Uncured Breach or KHK Termination Without Cause. If KHK terminates this Agreement without cause (including under circumstances covered by Section 11.6), or DICERNA terminates this Agreement as a result of KHK’s uncured material breach, the following shall apply:

(a) all Licensed Products shall be assigned to DICERNA exclusively and KHK shall (i) grant DICERNA licenses under all Patent Rights and Technology Controlled by KHK solely to the extent necessary to enable DICERNA to continue to develop and commercialize Licensed Products, (ii) provide DICERNA with such data and information (including manufacturing and regulatory information, and, if appropriate, the right to reference any DMFs) and shall provide to DICERNA copies of all regulatory filings, Drug Approval Applications and Registrations as may be reasonably required to perform the same and (iii) provide DICERNA at cost, with all supplies of Research Compounds and Licensed Products in the possession of KHK or any Affiliate or contractor of KHK if such stock exists after the period set forth in below Section 11.8.(b);

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(b) [***]

(c) all licenses and rights granted by DICERNA to KHK, including all licenses granted to KHK under Article 6, shall immediately terminate and DICERNA shall no longer be subject to any obligations under Sections 3.9; and

(d) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.

11.9 Effect of Termination Due to DICERNA Uncured Breach. If KHK terminates this Agreement as a result of DICERNA’s uncured material breach, the following shall apply:

(a) all licenses to DICERNA Background Dicer Substrate Patent Rights, DICERNA Program Patent Rights, and/or DICERNA Background DDS Patent Rights in effect as of the effective date of such termination shall continue following such termination solely to enable KHK to continue to develop and commercialize Licensed Products being developed and/or commercialized by KHK as of the effective date of such termination subject to the payment by KHK of any applicable milestone payments and royalty payments under this Agreement; provided, that, [***]; and

(b) each Party shall promptly return any Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder;

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provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.

11.10 Surviving Provisions. Termination or expiration of this Agreement for any reason shall be without prejudice to:

(a) survival of rights specifically stated in this Agreement to survive;

(b) the rights and obligations of the Parties provided in Sections 4.3, 7.9, 9.5, 9.6, 9.7, 10.4, 10.5.2, 10.5.3, 11.8, 11.9,11.10, 11.11, 13.4, 13.5, 13.6, and 13.11, and Article 8 (including all other Sections or Articles referenced in any such Section or Article), all of which shall survive such termination except as provided in this Article 11.10; and

(c) any other rights or remedies provided at law or equity which either Party may otherwise have.

11.11 Limitation of Liability. No Party shall be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages. Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any Party under Article 9.

ARTICLE 12

PUBLICITY

12.1 Disclosure of Agreement. Subject to Section 8.2.2, neither Party to this Agreement may release or disclose any information to any Third Party regarding the terms or existence of this Agreement or the reasons for any termination hereof, without the prior written consent of the other Party. Without limitation, this prohibition applies to press releases, educational and scientific conferences, quarterly investor updates, promotional materials, governmental filings and discussions with public officials, the media, security analysts and investors. However, this provision does not apply to any disclosures regarding this Agreement or related information to Regulatory Authorities such as the FDA to the extent required by Applicable Laws, including requests for a copy of this Agreement or related information by tax authorities. If any Party to this Agreement determines a release of information regarding the existence or terms of this Agreement is required by Applicable Laws (including releases as may be required to be filed through the Securities Exchange Commission or other government agency), that Party will notify the other Party as soon as practicable and give the other Party as much detail as possible in relation to the disclosure required and the Parties will cooperate with

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respect to determining what information should actually be released. The Parties have agreed to the wording of a press release in connection with this Agreement as set forth in Schedule 8 attached hereto. Notwithstanding the above, DICERNA shall have the right, at its sole discretion, to issue a press release announcing its receipt of any milestone payment under this Agreement and KHK shall have the right, at its sole discretion, to issue a press release announcing the subsequent achievement of milestones for clinical and commercial development for Licensed Products.

12.2 Use of Names, Logos or Symbols. No Party hereto shall use the name, trademarks, logos, physical likeness, employee names or owner symbol of any other Party for any purpose, including, without limitation, private or public securities placements, without the prior written consent of the affected Party, such consent not to be unreasonably withheld or delayed so long as such use of name is limited to objective statements of fact, rather than for endorsement purposes. Nothing contained herein shall be construed as granting either Party any rights or license to use any of the other Party’s trademarks or trade names without separate, express written permission of the owner of such trademark or trade name.

12.3 Publication. The Parties acknowledge and agree that scientific lead time is a key element of the value of the research to be performed under this Agreement. In order to ensure that scientific publications are strictly monitored to prevent any adverse effect of premature publication, the JSC shall establish a procedure for publication review and approval and each Party shall first submit to the other Party an early draft of all such publications, whether they are to be presented orally or in written form, at least [***] prior to submission for publication. The other Party shall review each such proposed publication in order to avoid the unauthorized disclosure of any Confidential Information and to preserve the patentability of inventions arising from the research performed in the course of the Research Collaboration. If, within [***] following receipt of an advance copy of a Party’s proposed publication, the other Party informs such Party (a) that its proposed publication contains the other Party’s Confidential Information, then such Party shall delete such Confidential Information from its proposed publication and/or (b) that its proposed publication contains Program Technology, the publication of which could be expected to have a material adverse effect on any Program Patent Rights, then such Party shall at the election of the other Party, either (1) delete such Confidential Information from such Party’s proposed publication or (2) delay such proposed publication sufficiently long to permit the timely preparation and filing of a patent application(s) on the information involved. If, within [***] following receipt of an advance copy of a Party’s proposed publication, the other Party fails to approve of such Party’s proposed publication, then such proposed publication shall be regarded as denied by the other Party and shall not be published.

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ARTICLE 13

MISCELLANEOUS

13.1 Force Majeure. No Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (except payment obligations) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, but not limited to, fire, flood, embargo, war, acts of war (whether war be declared or not), insurrection, riot, civil commotion, act of terrorism, strike, lockout or other labor disturbance, act of God or act, omission or delay in acting by any governmental authority or the other Party. The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical and take reasonable steps to cure or overcome the same and resume performance of its obligations hereunder.

13.2 Assignment. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred, by a Party without the written consent of the other Party; provided, that, either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to (a) any wholly-owned subsidiary in a manner such that the assignor (if it continues as a separate entity) shall remain liable and responsible for the performance and observance of all its duties and obligations hereunder or (b) any successor by merger or sale of substantially all of its business unit to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. This Agreement shall be binding upon the permitted successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 13.2 shall be void.

13.3 Severability. In the event that any of the provisions contained in this Agreement are held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties will replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s), which, insofar as practical, implement the purposes of this Agreement.

13.4 Notices. All notices or other communications which are required or permitted hereunder will be in writing and deemed to be effective (a) on the date of delivery if delivered in person and written confirmation of delivery is provided, (b) on the date sent by facsimile or other electronic transmission, provided such receipt is verified, (c) on the day following date of deposit with an overnight courier if a receipt confirming delivery by overnight courier is

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provided, or (d) three (3) days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it will designate by written notice given to the other Party.

If to KHK, to:

Kyowa Hakko Kirin Co. Ltd.

1-6-1, Ohtemachi,

Chiyoda-ku, Tokyo,

100-8185 Japan

Attention: Director, Business Development Department

If to DICERNA, to:

480 Arsenal Street

Building 1, Suite 120

Watertown, MA 02472

Attention: Martin D. Williams, Chief Business Officer

with a copy to:

Mintz, Levin, Cohn, Ferris & Popeo, P.C.

One Financial Center

Boston, MA 02111

Attention: John J. Cheney, Esq.

13.5 Dispute Resolution.

13.5.1 Disputes. In the event of any controversy or claim arising from or relating to any provision of this Agreement, or any term or condition hereof, or the performance by a Party of its obligations hereunder, or its construction or its actual or alleged breach, the Parties will try to settle their differences amicably between themselves. All unresolved disputes arising under or related to this Agreement shall be submitted to final and binding arbitration under the commercial arbitration rules of the International Chamber of Commerce (the “ICC”). The site of arbitration shall be Tokyo, if KHK is the respondent, and Boston, if DICERNA is the respondent. The panel of arbitrators will be comprised of one arbitrator chosen by KHK, one by DICERNA and the third by the two so chosen. If either, or both, of KHK or DICERNA fails to choose an arbitrator or arbitrators within [***] after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator [***] after their appointment, then either or both Parties shall immediately request that the ICC select the remaining number of arbitrators to be selected, which arbitrator(s) shall have the requisite scientific background, experience and expertise.

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13.5.2 Additional Procedures. Either Party may apply to the arbitrators for interim injunctive relief until the arbitration decision is rendered or the dispute is otherwise resolved. Either Party also may, without waiving any right or remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the dispute pursuant to this Section 13.5. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees in connection with any such arbitration; provided, that, the non-prevailing Party shall pay the costs and expenses incurred by the prevailing Party in connection with any such arbitration, including reasonable attorneys’ fees and costs.

13.5.3 Non-Disclosure. Except to the extent necessary to confirm an award or decision or as may be required by Applicable Laws, neither Party nor any arbitrator may disclose the existence or results of any arbitration without the prior written consent of both Parties. In no event shall any arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute would be barred by the applicable New York statute of limitations.

13.5.4 Termination of Agreement. In the event of a dispute involving the alleged breach of this Agreement (including, without limitation, whether a Party has satisfied its diligence obligations hereunder), neither Party may terminate this Agreement until resolution of the dispute pursuant to this Section 13.5.

13.5.5 Decision of Arbitrators. The decision of the arbitrators shall be the sole, exclusive and binding remedy between the Parties regarding the determination of all disputes presented. Any monetary payment to be made by a Party pursuant to a decision of the arbitrators shall be made in United States dollars, free of any tax or other deduction.

13.6 Choice of Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York and the United States without reference to any rules of conflict of laws.

13.7 Entire Agreement. This Agreement (including all Schedules and Exhibits hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by both Parties. In the event of any conflict between the terms of this Agreement and the Research Collaboration Plan, the terms of this Agreement shall govern.

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13.8 Headings. The captions to the several Articles and Sections hereof are not a part of the Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

13.9 Independent Contractors. It is expressly agreed that the Parties will be independent contractors and that the relationship between the Parties will not constitute a partnership, joint venture or agency. No Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other Parties, without the prior consent of such other Parties. Members of the JSC and the JRC shall be and shall remain employees of KHK or DICERNA as the case may be. DICERNA shall not incur any liability for any act or failure to act by employees of KHK, including members of the JSC or JRC who are employees of KHK. KHK shall not incur any liability for any act or failure to act by employees of DICERNA, including members of the JSC or JRC who are employees of DICERNA.

13.10 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.11 Special Covenant: City of Hope. [***].

13.12 Waiver. The waiver by a Party hereto of any right hereunder or the failure to perform or of a breach by another Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

13.13 Jointly Prepared. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

13.14 Purposes and Scope. The Parties hereto understand and agree that the Research Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.

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13.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

DICERNA PHARMACEUTICALS, INC.		KYOWA HAKKO KIRIN CO. LTD.

By:	/s/ James C. Jenson	By:	[***]
Name:	James C. Jenson	Name:	[***]
Title:	President and CEO	Title:	[***]

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AMENDMENT NO. 1 TO

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the RESEARCH COLLABORATION AND LICENSE AGREEMENT (this “Amendment”) is entered into as of December 2, 2010 (the “Amendment Effective Date”) by and between DICERNA PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware (“DICERNA”), and KYOWA HAKKO KIRIN CO. LTD., a corporation organized and existing under the laws of Japan (“KHK”). DICERNA and KHK are each hereafter referred to individually as a “Party” and together as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the RESEARCH COLLABORATION AND LICENSE AGREEMENT entered into as of December 21, 2009 (the “Original Agreement Effective Date”), by and between DICERNA and KHK (the “Agreement”).

WHEREAS, the Parties desire to amend the terms of the Agreement in order to clarify the understanding of the Parties with respect to the use and ownership of certain intellectual property to be used in certain research to be conducted under the Agreement and the terms applicable to the screening and selection by KHK of a certain target as a [***]Target pursuant to the Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, KHK has requested that [***] be included in the Research Collaboration as a [***] Target [***], subject to the payment by KHK of the [***] applicable thereto set forth in Section 7.2.5 of the Agreement; and

WHEREAS, in connection therewith, the Parties have agreed to amend Schedule 5-C of the Agreement to include [***] as a [***] Target in accordance with Section 4.1(c)(i) of the Agreement, which amended Schedule 5-C is attached hereto.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to Agreement.

(a) The following new definitions are hereby included in Article 1 and the remaining definitions in Article 1 are hereby renumbered accordingly:

“1.38 “DICERNA Background [***] Technology” means any Know-How Controlled by DICERNA that relates to any [***] and that is used by DICERNA, or provided by DICERNA for use, in this Agreement. For purposes of clarity, DICERNA Background [***] Technology shall not include DICERNA Program Technology or DICERNA’s interest in Joint Technology. For purposes of this definition only, “Controlled” means, with respect to any Know-How that DICERNA licenses from a Third Party, the ability of DICERNA to grant a sublicense to such Know-How without violating the license agreement with, and without the payment by DICERNA of any additional consideration to, the Third Party licensor.

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“1.60 “Feasibility Study” means the research activities to be carried out by DICERNA and KHK with respect to [***] described in the Research Collaboration Plan attached hereto as Exhibit B. For purposes of clarity, the Feasibility Study shall not include the Target Confirmation Study.

“1.64 “Feasibility Study Term” means the period beginning on the date of [***] and continuing for a period of [***], unless mutually shortened or extended by the Parties.

“1.65 “Feasibility Study Success Criteria” means the qualitative and/or quantitative required Criteria as described in Exhibit B applicable to [***] in order to determine whether to advance [***] to a Target Confirmation Study.

“1.66 “KHK Background [***] Technology” means any Know-How Controlled by KHK that relates to any [***] and that is used by KHK, or provided by KHK for use, in this Agreement. For purposes of clarity, KHK Background [***] Technology shall not include KHK Program Technology or KHK’s interest in Joint Technology. For purposes of this definition only, “Controlled” means, with respect to any Know-How that KHK licenses from a Third Party, the ability of KHK to grant a sublicense to such Know-How without violating the license agreement with, and without the payment by KHK of any additional consideration to, the Third Party licensor.

“1.67 “KHK Background [***] Technology” means any Know-How Controlled by KHK that relates to any [***]. For purposes of clarity, KHK Background [***] Technology shall not include KHK Program Technology or KHK’s interest in Joint Technology. For purposes of this definition only, “Controlled” means, with respect to any Know-How that KHK licenses from a Third Party, the ability of KHK to grant a sublicense to such Know-How without violating the license agreement with, and without the payment by KHK of any additional consideration to, the Third Party licensor.

“1.68 “KHK Background [***] Patent Rights” means any Patent Rights Controlled by KHK during the Term that contain one or more claims that cover KHK Background [***] Technology. For purposes of clarity, (a) KHK Background [***] Patent Rights shall not include KHK Program Patent Rights, and (b) attached hereto as Schedule 4-B is a complete and accurate list of all KHK Background [***] Patent Rights Controlled by KHK as of the Amendment Effective Date.

“1.69 “[***]” means [***].

“1.70 “Target Confirmation Study” means the research activities to be carried out by DICERNA and KHK with respect to [***] described in the Research Collaboration Plan attached hereto as Exhibit C following the achievement by [***] of the Feasibility Study Success Criteria. For purposes of clarity, the Target Confirmation Study shall not include the Feasibility Study.

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“1.71 “Target Confirmation Study Criteria” means the qualitative and/or quantitative required Criteria as described in Exhibit C for [***] applicable to the conduct of the Target Confirmation Study.

“1.72 “Target Confirmation Study Term” means, with respect to [***], the period beginning on [***] and continuing for a period of [***], unless mutually shortened or extended by the Parties.

“1.73 “Tertiary Field” means human pharmaceutical use for the treatment of [***].

(b) The definition of Field in Section 1.60 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“1.60 “Field” means, collectively, the Primary Field, the Secondary Field and the Tertiary Field.

(c) The following definitions in Sections 1.43 and 1.81, respectively, of the Agreement are hereby amended as set forth below, by adding the respective underlined portions to each otherwise unchanged provision, as follows:

“1.43 “DICERNA Program Technology” means (a) any Program Technology that (i) is not KHK Program Technology and (ii) is conceived or first reduced to practice by employees of, or consultants to, DICERNA, alone or jointly with any Third Party, without the use in any material respect of any KHK [***] DDS Technology, KHK Patent Rights or Joint Technology; and (b) any Program Technology, regardless of whether conceived or first reduced to practice by employees of, or consultants to, DICERNA, KHK, or jointly by both Parties, that relates to, or constitutes, DICERNA Background Dicer Substrate Technology, DICERNA Background [***] Technology or DICERNA Background Dicer Substrate Patent Rights.

“1.81 “KHK Program Technology” means (a) any Program Technology that (i) is not DICERNA Program Technology and (ii) is conceived or first reduced to practice by employees of, or consultants to, KHK alone or jointly with any Third Party, without the use in any material respect of any DICERNA Technology, DICERNA Patent Rights or Joint Technology; and (b) any Program Technology, regardless of whether conceived or first reduced to practice by employees of, or consultants to, DICERNA, KHK or jointly by both Parties, that relates to or constitutes the KHK [***] DDS Technology, KHK Background [***] Technology, KHK Background [***] Patent Rights, KHK Background [***] Technology and/or KHK Background Patent Rights.

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(d) The definition of Joint Technology in Section 1.77 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“1.77 “Joint Technology” means any Program Technology, other than DICERNA Program Technology or KHK Program Technology, that is (a) jointly conceived or reduced to practice by employees of, or consultants to, KHK and employees of, or consultants to, DICERNA, (b) conceived or reduced to practice solely by employees of, or consultants to, a Party through the use in any material respect of any Technology or Patent Rights of the other Party or (c) a new composition of matter consisting of [***]. For purposes of clarity, Joint Technology includes, but is not limited to, (i) data and information obtained under the Research Collaboration and (ii) any Program Technology, other than DICERNA Program Technology or KHK Program Technology, with respect to any [***].”

(e) The definition of Research Collaboration Plan in Section 1.109 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“1.109 “Research Collaboration Plan” means each written plan (a) describing the research activities to be carried out by the Parties during the Research Collaboration Term in conducting the Research Collaboration pursuant to this Agreement, and (b) setting forth all Criteria applicable to each Research Compound that is part of such Research Collaboration. For purposes of clarity, the Research Collaboration Plan shall include the research activities to be carried out by DICERNA and KHK with [***] as part of the Feasibility Study and Target Confirmation Study, as described on Exhibit B and Exhibit C attached hereto and incorporated herein by reference.”

(f) Section 2.2(a) of the Agreement is hereby amended to read as follows, by adding the underlying portion to the otherwise unchanged provision:

“(a) KHK [***] DDS Technology or KHK [***]Technology;

(g) The following new Section 4.1(c)(iv) is hereby included in Section 4.1(c) of the Agreement:

(iv) Feasibility Study; Target Confirmation Study.

(A) Conduct of Feasibility Study. As soon as practicable following the payment by KHK of the applicable [***] as a [***]Target pursuant to Section 4.1(c)(i), the Parties will initiate a Feasibility Study with [***] according to the Research Collaboration Plan attached hereto as Exhibit B. During the Feasibility Study Term, each Party shall use Commercially Reasonable Efforts to conduct the research activities for which it is responsible in accordance with such Research Collaboration Plan. Without limiting the foregoing, the obligations of the Parties set forth in Sections 3.6.2 through 3.6.9 shall apply to each of the Parties in its conduct of such research activities.

(B) Conduct of Target Confirmation Study. KHK shall have the right, in its sole discretion and at any time during the Feasibility Study Term, based on the applicable Feasibility Study Success Criteria and the results of the

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Feasibility Study, to determine to proceed with a Target Confirmation Study with respect to [***] (the “Target Confirmation Research Activities”) by providing written notice to DICERNA (the “Target Confirmation Study Notice”). As soon as practicable following the receipt by DICERNA of such Target Confirmation Study Notice, the Parties shall (1) prepare an amendment to the Research Collaboration Plan to describe the additional research activities to be conducted and the additional Criteria applicable thereto and (2) promptly initiate such additional research activities. A brief outline of the currently contemplated content of such research activity is attached hereto as Exhibit C, to be revised and completed in more detail by the Parties if KHK elects to proceed. Each Party shall use Commercially Reasonable Efforts to conduct such additional research activities for which it is responsible in accordance with such Research Collaboration Plan, as so amended. Without limiting the foregoing, the obligations of the Parties set forth in Sections 3.6.2 through 3.6.9 shall apply to each of the Parties in its conduct of such research activities.

(h) Section 4.1(c)(ii) of the Agreement is hereby renumbered as Section 4.1(c)(ii)(A) and new Sections 4.1(c)(ii)(B),(C) and (D) are hereby added to Section 4.1(c)(ii) as follows:

(B) [***].

(C) [***].

(D) Study Results. For purposes of clarity (a) the Parties hereby acknowledge and agree, in accordance with Section 1.77, that (1) all data and information obtained or produced in the conduct of the Feasibility Study and/or the Target Confirmation Study (the “Study Results”) shall be jointly owned by the Parties and (2) subject to subsection (b) below, neither Party shall cause or allow any Study Results to be published without the prior written consent of the other Party; and (b) notwithstanding anything to the contrary in Section 10.4, Section 1.77 or subsection (D)(a) above, on and after the date on which [***] becomes a Waived Target pursuant to this Agreement, (1) DICERNA shall solely own the Study Results and have the sole right to use such Study Results for any and all purposes, inside or outside of this Agreement, without restriction, (2) DICERNA shall be deemed to have granted KHK the right to use such Study Results solely for internal research purposes and (3) as between the Parties, DICERNA shall have the sole right to publish such Study Results; provided, that, (i) any contribution of KHK to the Study Results shall be duly recognized and co-authorship shall be determined in accordance with customary industry standards and (ii) to the extent that any such Study Results to be published contain any Confidential Information of KHK, including without limitation KHK [***] DDS Technology or KHK Program Technology, DICERNA shall obtain the prior written consent of KHK to such publication.

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(i) Section 6.1 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“6.1	Licenses to KHK.

(a) DICERNA hereby grants to KHK and its Affiliates a royalty-bearing license to (i) DICERNA Background Dicer Substrate Patent Rights, DICERNA Background Dicer Substrate Technology, DICERNA Program Patent Rights, DICERNA Program Technology, DICERNA KRAS-Specific Patents, DICERNA Background [***] Technology and DICERNA’s interest in Joint Technology and Joint Patent Rights and (ii) to DICERNA Background DDS Patent Rights and DICERNA Background DDS Technology, solely to the extent such DICERNA Background DDS Patent Rights (the Patent Rights described in (i) and (ii) above being referred to collectively as the “DICERNA Patent Rights”) and such DICERNA Background DDS Technology (the Technology described in (i) and (ii) above being referred to collectively as the “DICERNA Technology”) are selected by KHK for a Research Compound or Licensed Product, in any case, to the extent necessary to research, develop, make, have made, use, offer for sale, sell and import Research Compounds and Licensed Products (A) in the Primary Field (with respect to Research Compounds and Licensed Products for the Initial Target, subject to the payment of the applicable fee herein), (B) in the Secondary Field (with respect to Research Compounds and Licensed Products for the Initial Target, subject to the payment by KHK of [***]), (C) subject to the payment by KHK of all applicable payments required under this Agreement, including the payment of the applicable Lead Transfer Milestone, in the Secondary Field (with respect to Research Compounds and Licensed Products for any [***] Target and [***] Target), and (D) subject to the exercise by KHK of its [***] Right pursuant to Section 4.1(c)(ii)(C), in the Tertiary Field (with respect to Research Compounds and Licensed Products for the applicable [***] Target), in each case in the Territory. Such licenses shall (a) be exclusive for the Initial Target in the Primary Field and in the Secondary Field, subject to the payment by KHK of [***], exclusive for the [***] Targets, the [***] Targets and the [***] Target in the Secondary Field and exclusive for the [***] Target in the Tertiary Field, other than Waived Targets; provided, that, DICERNA shall, and hereby does, reserve all rights under DICERNA Patent Rights and DICERNA Technology necessary for it to undertake research as part of the Research Collaboration and to Co-Promote Co-Promoted Products, and (b) include the right for KHK and its Affiliates to grant sublicenses to Third Parties in accordance with Section 6.2.”

(b) Limited Research License to KRAS. DICERNA hereby grants to KHK a non-exclusive, royalty-free license to DICERNA Patent Rights and DICERNA Technology solely for the purpose of having KHK conduct, and solely to the extent necessary for KHK to conduct, research in the Tertiary Field using KRAS DsiRNA (including without limitation the prototype KRAS 1.1 which has already been provided by DICERNA to KHK) in the conduct of the Feasibility Study as set out in Exhibit B.

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(j) Section 6.3 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“6.3	License to DICERNA. KHK hereby grants to DICERNA a nonexclusive, royalty-free license to KHK Background Patent Rights, KHK Background [***] Technology, KHK Background [***] Technology, KHK Background [***] Patent Rights, KHK Program Patent Rights and KHK’s interest in Joint Technology and Joint Patent Rights solely for the purpose of and to the extent necessary for DICERNA to perform its obligations under this Agreement, including in order for DICERNA to undertake research as part of the Research Collaboration and to Co-Promote Co-Promoted Products; provided, that, the foregoing shall not include a license to KHK [***] DDS Technology unless such KHK [***] DDS Technology is selected by KHK for a Research Compound.

(k) A new Section 6.5 is hereby inserted in the Agreement:

“6.5	Negotiation Right. In the event that either Party desires to obtain an exclusive license to use any [***] that is included within Joint Technology or Joint Patent Rights for a purpose other than in connection with a Research Compound or a Licensed Product, such Party shall provide written notice to the other Party, which notice shall identify the [***] and the proposed field of use. As promptly as possible following the delivery of such notice, the Parties shall commence the negotiation in good faith of the terms under which the other Party would grant an exclusive license under its interest in the applicable Joint Technology and/or Joint Patent Rights to the notifying Party with respect to the [***] and field of use identified in the notice, which negotiations shall continue for a period not to exceed [***] from the date of the notice. If the Parties are unable to reach agreement on the terms of any such exclusive license on or before the expiration of such [***] negotiation period (as such period may be extended by mutual agreement of the Parties), the other Party shall have no further obligation to negotiate with the notifying Party with respect to the grant of such exclusive license.

(l) A revised Schedule 5-C is hereby added to the Agreement in substantially the form of Schedule 5-C attached hereto in substitution of the existing Schedule 5-C attached to the Agreement.

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(m) A new Exhibit B is hereby added to the Agreement in substantially the form of Exhibit B attached hereto.

(n) A new Exhibit C is hereby added to the Agreement in substantially the form of Exhibit C attached hereto.

2. Press Release. The Parties have agreed to the wording of a press release in connection with the execution and delivery of this Amendment as set forth in Exhibit 1 attached hereto.

3. Miscellaneous. The Parties hereby confirm and agree that, except as amended hereby, the Agreement shall remain in full force and effect and is a binding obligation of the Parties. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

DICERNA PHARMACEUTICALS, INC.		KYOWA HAKKO KIRIN CO. LTD.

By:	/s/ Martin D. Williams	By:	[***]
Name:	Martin D. Williams	Name:	[***]
Title:	Senior Vice President,	Title:	[***]
	Chief Business Officer		[***]

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